As filed with the Securities and Exchange Commission on January 9, 2003

Securities Act File No. 333-92404 Investment Company Act File No. 811-21162

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|_|
Post-Effective Amendment No. 3 and/or	|X|
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	|_|
Amendment No. 8	|X|
(Check appropriate box or boxes)

Merrill Lynch Principal Protected Trust (Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

(609) 282-2800 (Registrant’s Telephone Number, including Area Code)

Terry K. Glenn
Merrill Lynch Principal Protected Trust
800 Scudders Mill Road
Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Fund: SHEARMAN & STERLING 599 Lexington Avenue New York, New York 10022 Attention: Joel H. Goldberg, Esq.	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT, L.P. PO Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box)
	| |	immediately upon filing pursuant to paragraph (b)
	| |	on (date) pursuant to paragraph (b)
	|X|	60 days after filing pursuant to paragraph (a)(1)
	| |	on (date) pursuant to paragraph (a)(1)
	| |	75 days after filing pursuant to paragraph (a)(2)
	| |	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interests, no par value per share.

This post effective amendment to registration statement on Form N-1A, Securities Act File No. 333-92404, Investment Company Act File No. 811-21162, is being filed pursuant to Rule 497(a) under the Securities Act of 1933 for the sole purpose of correcting the market capitalization information for the Russell 1000® Index on page 4 of the prospectus and to add the name of Deloitte & Touche LLP as the Fund’s independent auditors to the inside back cover of the prospectus.

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[LOGO] Merrill Lynch Investment Managers	www.mlim.ml.com

SUBJECT TO COMPLETION DATED JANUARY 9, 2003

Prospectus

Merrill Lynch Core Principal Protected Fund

The initial offering period will run through February 25, 2003, unless extended.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Zero Coupon — a debt obligation that does not entitle the holder to periodic interest payments prior to maturity, and is instead issued at a discount from its face amount due on maturity.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND AT A GLANCE

Overview

The Merrill Lynch Core Principal Protected Fund has a Guarantee Period and a Post-Guarantee Period. Shares of the Fund will be offered during an initial offering period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends and distributions. The initial offering period will run through February 25, 2003, unless extended. The Fund may decide, in its discretion, not to commence operations if it does not receive at least $100 million in investments during the initial offering period. The Fund will be offered on a continuous basis during the Post-Guarantee Period.

The Guarantee Period will run from the Fund’s commencement of operations (expected to be March 1, 2003) through and including the same date 7 years later (expected to be March 1, 2010) (the “Guarantee Maturity Date”). During the Guarantee Period, the Fund will seek long term capital growth to the extent permitted by a strategy that seeks to use investments in U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Fund guarantees (the “Guarantee”) that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder’s account, less extraordinary expenses (the “Guaranteed Amount”), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. The Fund has entered into a Financial Guarantee Agreement (the “Financial Guarantee Agreement”) with Ambac Assurance Corporation (“Ambac”). In connection with the Fund’s entering into the Financial Guarantee Agreement with Ambac, Ambac has issued an unconditional and irrevocable financial guarantee insurance policy (the “Policy”) that backs the Fund’s Guarantee. If the value of the Fund’s assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Guaranteed Amount, Ambac will pay the Fund an amount sufficient to insure that each shareholder’s account can be redeemed for an amount equal to his or her Guaranteed Amount. Ambac is a Wisconsin domiciled stock insurance company that is a leading guarantor of public finance and structured finance obligations.

A shareholder’s Guaranteed Amount will be reduced, as more fully described below, if the shareholder takes any dividends or distributions in cash instead of reinvesting them in additional shares of the Fund, redeems any shares before the Guarantee Maturity Date, or if there are extraordinary expenses incurred by the Fund which are not covered by the Guarantee or the Policy.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	3

[ICON] Key Facts

Equity Securities — common stock, preferred stock or securities or other instruments whose price is linked to the value of common stock.

Large Cap Companies — companies that are included in the Russell 1000® Index. This definition of large cap companies may be changed in response to changes in the markets. Although the capitalization of the companies in the Russell 1000® Index will change with fluctuations in the market, as of December 31, 2002, the market capitalizations of the Russell 1000® Index ranged from $194 million to $276 billion.

What is the Fund’s investment objective during the Guarantee Period and the Post-Guarantee Period?

During the Guarantee Period, the Fund will seek long-term capital growth to the extent permitted by a strategy that seeks to use investments in U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

We cannot guarantee that the Fund will achieve its objective to grow capital above the Guaranteed Amount.

During the Post-Guarantee Period, which will commence immediately following the Guarantee Period, the Fund will seek long-term capital growth.

What are the Fund’s principal investment strategies during the Guarantee Period?

Under normal market conditions, during the Guarantee Period the Fund’s assets are allocated between a:
•	Core Component, consisting primarily of equity securities of large cap companies, and a
•	Protection Component, consisting primarily of U.S. Treasury bonds, including zero coupon bonds.

Core Component — The Fund invests all of the assets allocated to the Core Component in the Master Large Cap Core Portfolio (the “Master Portfolio”) of the Master Large Cap Series Trust (the “Master Trust”), a mutual fund whose investment objective is to seek long term capital growth. All investments of the assets of the Core Component will be made at the Master Trust level. The investment results of the Core Component will correspond directly to the investment results of the Master Portfolio in which it invests. For simplicity, when describing the Core Component, this Prospectus uses the term “Fund” to include the Master Portfolio.

The Fund’s Core Component will consist primarily of a diversified portfolio of equity securities of large cap companies located in the United States. The Fund will use an investment approach that blends growth and value. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. A company’s stock is considered to be undervalued when its price is less than what the Investment Adviser believes it is worth. The Investment Adviser uses

4	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Common Stock — shares of ownership of a corporation.

Russell 1000 ® Index — an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Duration — term used to describe bond price sensitivity by measuring the term of a bond in relation to its cash flow. For example, a zero coupon bond has a duration equal to its maturity.

STRIPS — securities that are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities.

quantitative models that employ various factors to look for companies that, in its opinion, are consistent with the investment strategy of the Fund. The Fund invests the Core Component’s assets primarily in common stock of companies the Investment Adviser selects from among those included in the Russell 1000® Index.

Protection Component — The Investment Adviser seeks investments for the Protection Component that have financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature at or near the Guarantee Maturity Date. The Fund will seek to maintain the duration of the Protection Component approximately equal to the period remaining in the Guarantee Period. The Protection Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, which may include zero coupon U.S. Treasury bonds. The Fund may also invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities), futures on U.S. Treasury securities, money market instruments and investment grade corporate bonds or other debt instruments.

Asset Allocation — The Investment Adviser uses a mathematical formula to determine, on an ongoing basis, the percentage of assets allocated to the Core Component and to the Protection Component. The formula evaluates a number of factors, including, but not limited to:
•	the market value of the Fund’s assets as compared to the aggregate Guaranteed Amount
•	the prevailing level of interest rates and
•	equity market volatility

The formula determines the initial allocation between the Core Component and the Protection Component on the first day of the Guarantee Period and evaluates the allocations on a daily basis thereafter. At the Fund’s commencement of operations, it is anticipated that approximately 40% to 60% of the Fund’s assets will be allocated to the Core Component, with the remaining assets allocated to the Protection Component. The initial allocation of assets will depend in part on the current level of interest rates and the conditions of the equity markets in general. Because market conditions and the level of interest rates are subject to change and the Fund evaluates its asset allocation on a daily basis, it is impossible to say with any certainty how much of the Fund’s assets will be allocated to a particular Component over any period of time. In general, if the market value of the Core Component rises, more

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	5

[ICON] Key Facts

Portfolio Turnover — portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

assets will be allocated to the Core Component, and if the market value of the Core Component declines, more assets will be allocated to the Protection Component. The allocation of assets is also affected by changes in the level of interest rates. Under normal circumstances, as interest rates decline more assets are added to the Protection Component. Conversely, if interest rates rise, more assets may be allocated to the Core Component. Additionally, equity market volatility is a factor in determining Fund asset allocations. Generally, as the level of volatility in the equity market increases, the Fund may decrease its exposure to the equity market by allocating more assets to the Protection Component. On the other hand, if equity market volatility decreases, more assets may be added to the Core Component. In the event of a significant decline in the equity market, the formula may allocate all or substantially all of the Fund’s assets to the Protection Component. If this happens, such allocation to the Protection Component may be irreversible. Conversely, it is possible, although unlikely, that changes in market conditions and in the level of interest rates could cause the formula to allocate all or substantially all of the Fund’s assets to the Core Component.

The formula may require the Fund to have a higher portfolio turnover rate as compared to other mutual funds.

What are the principal risks of investing in the Fund during the Guarantee Period?

Generally

The principal risks of an investment in the Fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the Fund’s strategy depends on the Investment Adviser’s ability to allocate assets between the Core Component and the Protection Component and in the selection of investments within each component. Because the Fund invests in both stocks and bonds, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

As with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may go down. Although the Fund will seek to protect the Fund’s original principal value at the Guarantee Maturity Date, the value of the Fund’s shares will fluctuate during the Guarantee Period and may decline below the original principal value. Changes in the value of the Fund’s shares may occur because a particular stock market in which the Fund invests is rising or falling, or in response to interest rate changes. Also, Fund management may select securities that underperform the stock market, the relevant indices or other funds with similar investment

6	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

objectives and investment strategies. At other times, there are specific factors that may affect the value of a particular investment. You could lose money by investing in the Fund if you redeem your shares prior to the Guarantee Maturity Date or if the value of the Fund’s investments goes down and the Fund and Ambac are unable to meet their obligations under the Guarantee and the Policy, respectively.

The Fund will distribute any net gains and income (including accrued but unpaid income on zero coupon bonds) to shareholders at least annually. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund. Shareholders who reinvest distributions in the Fund will be required to pay taxes on such distributions from other sources. Shareholders who do not reinvest distributions, however, will be subject to a reduction in their Guaranteed Amount.

Risks Associated with the Policy

The Fund guarantees that on the Guarantee Maturity Date shareholders will be able to redeem their shares at their Guaranteed Amount, provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. The Fund’s Guarantee is backed by the Policy issued by Ambac. It is possible that the Fund will be unable to meet its obligations under the Guarantee. In addition, although Ambac is an AAA rated insurer, it is also possible that the financial position of Ambac may deteriorate and Ambac would be unable to satisfy its obligations under the Policy. In such event, shareholders will receive their pro rata portion of the Fund’s net asset value if they redeem their shares on the Guarantee Maturity Date. The Policy is solely the obligation of Ambac. The Fund is not guaranteed by Merrill Lynch or its affiliates, the United States Government, or any other person (other than Ambac in connection with its issuance of the Policy).

The terms of the Financial Guarantee Agreement (executed in connection with the Policy) require the Investment Adviser to comply with certain agreed-upon investment parameters in an attempt to limit the Fund’s risk. These investment parameters are designed to reduce, but do not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Guaranteed Amount. In addition, these investment parameters limit the manner in which the Fund may be managed during the Guarantee Period, and thus limit the Investment Adviser’s ability to respond to changing market conditions. If the Fund fails to comply with the agreed-upon investment parameters or otherwise fails to comply with restrictions set forth in the Financial Guarantee Agreement, Ambac may elect to cause the Fund to reallocate all of its assets to the Protection Component.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	7

[ICON] Key Facts

Interest Rate and Zero Coupon Bond Risk

The principal risk associated with investing in bonds is interest rate risk. This is the risk that interest rates may rise, which generally causes bond prices to fall. Bonds with longer maturities are generally more susceptible to this risk than bonds that mature in a shorter period.

As described above, the Fund seeks to maintain the duration of the Protection Component approximately equal to the period remaining in the Guarantee Period. This means that the Fund will initially attempt to structure the Protection Component so that its portfolio of bonds has a duration of seven years (the period remaining in the Guarantee Period). As the Fund draws nearer to the Guarantee Maturity Date, the duration of the Protection Component will be reduced. As a result, the Fund will be more susceptible to the risk of rising interest rates early in the Guarantee Period, when its bond portfolio is likely to have a longer duration. For example, a bond portfolio with a duration of seven years would generally decline seven percent if interest rates were to rise one percent. By contrast, a bond portfolio with a duration of three years would generally only decline three percent if interest rates rose one percent.

The market value of a bond portfolio containing a significant amount of zero coupon bonds (and which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With certain U.S. agency or instrumentality bonds (e.g., FNMA, FHLMC), there is a risk that the issuer will default on the payment of principal or interest.

Risks Associated with Asset Allocation

If interest rates are low at the inception of the Guarantee Period, Fund assets may be largely invested in the Protection Component in order to increase the likelihood of preserving the original principal value of the Fund. If Fund assets are largely invested in the Protection Component, the Fund’s exposure to equity markets will be reduced and the Fund will be more highly correlated with bonds. In addition, if during the Guarantee Period the equity markets experience a major decline, the Fund’s assets may become largely or entirely invested in the Protection Component. In fact, if the value of the Core Component were to decline significantly (whether within a short period of time or over a protracted period), a complete and irreversible reallocation to the Protection Component may occur. In this circumstance, the Fund would not participate in any subsequent recovery in the equity markets. Investment in the Protection Component during the Guarantee Period reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a

8	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

portfolio that is more heavily invested in equities. In addition, the terms of the Financial Guarantee Agreement prescribe certain investment parameters within which the Fund must be managed during the Guarantee Period. Accordingly, the Financial Guarantee Agreement could limit the Investment Adviser’s ability to alter the allocation of Fund assets during the Guarantee Period in response to changing market conditions.

The asset allocation process may result in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate may increase the Fund’s transaction costs, which would adversely affect performance. Also, you may receive taxable gains from portfolio transactions by the Fund.

Limitations on Guaranteed Amount

If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at the Fund’s then current net asset value, which could result in the redeeming shareholder receiving less than the Guaranteed Amount. In addition, your Guaranteed Amount will be reduced (as described later in this Prospectus) by any redemptions made, and by any dividends and distributions that you receive in the form of cash, prior to the Guarantee Maturity Date. If the Fund incurs extraordinary expenses that are not covered by the Guarantee or the Policy, your Guaranteed Amount also will be reduced. Examples of such extraordinary expenses may include legal fees or other costs of litigating a claim brought against the Fund.

What is the Fund’s investment objective during the Post-Guarantee Period?

During the Post-Guarantee Period, the Fund will seek long-term capital growth.

We cannot guarantee that the Fund will achieve its objective.

What are the Fund’s principal investment strategies during the Post-Guarantee Period?

After the Guarantee Maturity Date, the Fund will, in the ordinary course of its investment activities, sell all of the assets of the Protection Component and increase the Core Component as soon as reasonably practicable. The Fund will then become a “feeder” fund of the Master Portfolio in a master/feeder structure and will not make direct investments in securities.

During the Post-Guarantee Period, the Fund’s principal investment strategies are the same as those described above under “Core Component” on page 4.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	9

[ICON] Key Facts

What are the principal risks of investing in the Fund during the Post-Guarantee Period?

Generally, the principal risks of the Fund during the Post-Guarantee Period are the same as the principal risks of the Core Component during the Guarantee Period, except that your investment will not have the benefit of the Guarantee or the Policy.

In addition, as with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may go down. The value of the Fund’s shares will fluctuate during the Post-Guarantee Period and may decline below the original principal value. Changes in the value of the Fund’s shares may occur because a particular stock market in which the Fund invests is rising or falling. Also, Fund management may select securities that underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. At other times, there are specific factors that may affect the value of a particular investment. You could lose money by investing in the Fund if the value of the Fund’s investments goes down.

The Fund will distribute any net gains and income to shareholders at least annually. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund. Shareholders who reinvest distributions in the Fund will be required to pay taxes on such distributions from other sources.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you:
•	Have an investment time horizon of at least 7 years
•	Seek potential for growth but place a premium on capital preservation
•	Want a professionally managed and diversified portfolio
•	Are not seeking current income

RISK/RETURN BAR CHART

Because the Fund is new, it does not have performance information an investor may find useful in evaluating the risks of investing in the Fund.

10	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — These include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — Fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors, securities dealers or other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

This table shows the fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	None		None		5.25%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.00%	(c)	1.00%	(c)	None	(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	0.75%		0.75%		0.75%		0.75%

Distribution and/or Service (12b-1) Fees(f)	None		1.00%		1.00%		0.25%

Other Expenses (including transfer agency fees and fee under Financial Guarantee Agreement)(g)(h)	0.99%		0.99%		0.99%		0.99%

Underlying Master Portfolio Expenses(i)	0.27%		0.27%		0.27%		0.27%

Total Annual Fund Operating Expenses	2.01%		3.01%		3.01%		2.26%

Fee Waiver(j)	0.25%		0.25%		0.25%		0.25%

Net Annual Fund Operating Expenses(k)	1.76%		2.76%		2.76%		2.01%

(a)	Securities dealers and other financial intermediaries may impose additional transaction fees. For example, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares. See “Your Account — How to Buy, Sell and Transfer Shares.”
(b)	Class B shares automatically convert to Class D shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fee in this chart reflects the management fee during the Guarantee Period. The Fund’s Management Agreement provides that in the event of a complete and irreversible reallocation of all of the Fund’s assets to the Protection Component, the management fee paid to the Investment Adviser will be reduced to an annual rate of 0.25% for the remainder of the Guarantee Period. During the Post-Guarantee Period, the Fund will not have an investment adviser because all of the Fund’s assets will be invested in the Master Portfolio in a master/feeder structure. A management fee of 0.50% of the Master Portfolio’s average daily net assets not exceeding $1 billion and 0.45% of the Master Portfolio’s average daily net assets exceeding $1 billion will be paid during the Post-Guarantee Period at the level of the Master Portfolio, based on current arrangements. In addition, during the Post-Guarantee Period, the Fund will pay the Investment Adviser an administration fee of 0.25% for administrative services.

(footnotes continued on next page)

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	11

[ICON] Key Facts

(footnotes continued from previous page)
(f)	The Fund calls the Service Fee an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. Class B, Class C and Class D shares are each subject to a 0.25% annual Account Maintenance Fee. In addition, Class B and Class C shares are subject to a 0.75% annual distribution (12b-1) fee. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(g)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Master Portfolio and the Fund and the Master Portfolio reimburse the Investment Adviser or its affiliates for such services.
(h)	A fee of 0.625% of the Fund’s average daily net assets per annum is paid to Ambac for providing the Policy and is included in “Other Expenses.” In the event that the Fund becomes completely and irreversibly invested in the Protection Component, this fee will be reduced to 0.15% of the Fund’s average daily net assets per annum.
(i)	The “Underlying Master Portfolio Expenses” shown for the Fund are based upon an assumed allocation of 50% of the Fund’s assets to the Core Component and invested in the Master Portfolio and upon the actual total operating expenses of the Master Portfolio (including any current waivers or expense limitations of the Master Portfolio). Amounts shown are based on the estimated fees for the current fiscal year. The actual expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets to the Core Component and with other events that directly affect the expenses of the Master Portfolio.
(j)	During the Guarantee Period, the Investment Adviser has contractually agreed to waive its management fee by the amount of management fees the Fund pays Fund Asset Management, L.P. indirectly through its investment in the Master Portfolio. The amount of the waiver indicated is based upon an assumed allocation of 50% of the Fund’s assets to the Core Component and invested in the Master Portfolio. The actual allocation may vary from time to time and the amount waived will be adjusted accordingly.
(k)	The Investment Adviser has entered into a contractual agreement with the Fund under which the expenses incurred for each class of the Fund’s shares will not exceed 1.99%. This does not include distribution and/or Account Maintenance Fees. This arrangement has a one-year term and is renewable. In addition, the Investment Adviser has entered into a contractual agreement with the Fund to limit the expenses incurred for each class of the Fund’s shares to 1.05% in the event that the Fund becomes completely and irreversibly invested in the Protection Component. The 1.05% expense limitation does not include distribution fees, Account Maintenance Fees, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business.

12	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class, and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years*

Class A	$694	$1,022

Class B	$679	$1,128

Class C	$379	$ 828

Class D	$718	$1,095


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years*

Class A	$694	$1,022

Class B	$279	$ 828

Class C	$279	$ 828

Class D	$718	$1,095

*	Because the offering expenses of the Fund are amortized over a 12-month period beginning with the Fund’s commencement of operations, the examples reflect a lower estimated expense ratio (exclusive of distribution and/or Account Maintenance Fees) for years two and three.

The Guarantee and the Policy

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for no less than such shareholder’s Guaranteed Amount. While the Fund seeks to provide investors with the upside earnings potential available in rising equity markets to the extent assets are allocated to the Core Component, the Fund also seeks to provide protection against a falling equity marketplace by allocating a portion of its assets to the Protection Component and by purchasing the Policy. To the extent that assets are allocated to the Protection Component, rather than the Core Component, during the Guarantee Period, the Fund’s

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	13

[ICON] Key Facts

ability to participate in upward equity market movements will be reduced. The Fund purchased the Policy from Ambac pursuant to the Financial Guarantee Agreement to insure that if the Fund cannot meet its obligations under the Guarantee on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount not less than the initial value of that shareholder’s account (less extraordinary expenses not covered by the Guarantee or the Policy), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. This amount is referred to as the Guaranteed Amount. The Financial Guarantee Agreement requires the Investment Adviser to comply with certain agreed upon investment parameters in an attempt to limit the Fund’s risk. These investment parameters are designed to reduce, but do not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the aggregate Guaranteed Amount at the Guarantee Maturity Date. If the Fund fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain restrictions set forth in the Financial Guarantee Agreement, Ambac may elect to cause the Fund to reallocate all of its assets to the Protection Component.

The Fund will pay to Ambac, under the Financial Guarantee Agreement, an annual fee equal to 0.625% of the average daily net assets of the Fund during the Guarantee Period. If the value of the Fund’s assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to his or her Guaranteed Amount, Ambac will pay to the Fund an amount sufficient to insure that each shareholder’s account can be redeemed for an amount equal to his or her Guaranteed Amount. In the event the Fund is unable to meet its obligations under the Guarantee, a shareholder’s ability to receive the Guaranteed Amount depends on the financial condition of Ambac. Ambac has earned financial strength ratings of AAA and Aaa from Standard &Poor’s and Moody’s Investor Services, Inc., respectively. These ratings are an essential part of Ambac’s ability to provide credit enhancement. If Ambac becomes insolvent or its credit deteriorates substantially, payment under the Policy may not be made or may become unlikely. In such event, the Fund could take a variety of actions, including replacing the Policy or entering into a different principal protection arrangement. In such circumstances, shareholders could suffer a loss of principal. During the Post-Guarantee Period, an investment in the Fund will no longer receive the benefit of the Guarantee or the Policy.

Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in all 50 states, the District of Columbia, the

14	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Public Offering Price — the Fund’s initial net asset value per share plus the sales load.

Commonwealth of Puerto Rico and the Territory of Guam. Ambac is the principal operating subsidiary of Ambac Financial Group, Inc. (“AFG”). Ambac is a leading guarantor of public finance and structured finance obligations.

Ambac has not participated in the organization of the Fund or the preparation of this Prospectus, and makes no representation regarding the advisability of an investment in the Fund. The description of Ambac provided herein should be read in conjunction with the description relating to Ambac, its business, condition and performance and insurance regulatory matters included in AFG’s most recent Annual Report on Form 10-K and other subsequent reports filed with the SEC by AFG. Information about Ambac can be found in the Statement of Additional Information and in the reports filed with the SEC by AFG.

The Fund will provide you with a copy of AFG’s most recent annual or quarterly report, free of charge, upon your request. The annual report of AFG contains a summary of selected financial information. To receive a copy of this report please contact the Fund at the telephone number or write to the Fund at the address shown on the outside back cover of this prospectus.

Example. Assume you have $20,000 to invest in Fund shares. Assume that you decided to purchase Class A or Class D shares and the public offering price is $10.55 per share (initial net asset value of $10.00 per share plus a sales load of 5.25%). After deducting your sales load of 5.25%, $18,950* will be invested in Fund shares and you will have 1,895 shares in your account. Your initial Guaranteed Amount will be $18,950.

If you decide to purchase Class B or Class C shares, your Guaranteed Amount will be different than if you purchased Class A or Class D shares. Again, assume that you have $20,000 to invest in Fund shares but you decide to purchase Class B or Class C shares. Your entire investment* will be invested in Fund shares. Assuming a public offering price of $10 per share, you will have 2,000 shares in your account and your initial Guaranteed Amount will be $20,000.

*	A $5.35 processing fee applies to purchases within Merrill Lynch accounts.

The full amount of your investment will not be covered by the Guarantee or the Policy. Rather, only the amount invested, less any sales load and any processing fee your financial advisor or other financial intermediary may charge ($5.35 through Merrill Lynch), is protected.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	15

[ICON] Key Facts

Your total Guaranteed Amount will not change during the Guarantee Period as long as you reinvest all your dividends and distributions and make no redemptions prior to the Guarantee Maturity Date. However, your Guaranteed Amount may be reduced to the extent the Fund incurs extraordinary expenses not covered by the Guarantee or the Policy.

Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then current Guaranteed Amount per share, thereby reducing the overall Guaranteed Amount for the shareholder. A redemption made from the Fund prior to the Guarantee Maturity Date will be made at the Fund’s then current net asset value, less any applicable deferred sales charge, which may be higher or lower than the net asset value at the Fund’s commencement of operations.

The Guaranteed Amount per share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in additional shares of the Fund, the shareholder’s total Guaranteed Amount will remain the same because he or she will hold a greater number of shares at a reduced Guaranteed Amount per share following payment of a dividend or distribution. The result is to preserve the total Guaranteed Amount to which he or she was entitled before the dividend or distribution was made. If a shareholder elects to receive any dividends or distributions in cash, however, he or she will hold the original number of shares at the reduced Guaranteed Amount per share following payment of a dividend or distribution. This will reduce the Guaranteed Amount to which such shareholder was entitled before the dividend or distribution was made.

Example. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each date on which a dividend or distribution is declared. Although the number of shares in your account increases, and the Guaranteed Amount per share decreases, your overall Guaranteed Amount does not change.

Using our Class A or Class D example, assume it is now December 31, 2003 and the Fund declares a dividend of $0.15 per share. Also, assume that the net asset value is $11.25 per share at the end of the day on December 31, 2003.

16	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

To recalculate your Guaranteed Amount per share:
1.	Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,895 shares by $0.15 per share to arrive at $284.25.
2.	Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending net asset value per share on the day the dividend was declared. In our case, $284.25 divided by $11.25 or 25.26 shares.
3.	Adjust your account for your additional shares. Add 1,895 and 25.26 to arrive at your new share balance of 1,920.26.
4.	Determine your new Guaranteed Amount per share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $18,950 by 1,920.26 shares to arrive at the new Guaranteed Amount per share of $9.8684.
5.	Your Guaranteed Amount still equals $18,950.

The same process applies for the recalculation of the Guaranteed Amount per share for Class B and Class C shares. Again, assume it is December 31, 2003 and the Fund declares a dividend of $0.15 per share. Also assume that the net asset value is $11.25 per share at the end of the day on December 31, 2003.
1.	Following the example above, we first multiply the 2,000 shares held by the Class B or Class C shareholder by $0.15 per share to arrive at $300.
2.	To determine the number of shares added to your account when your dividend is reinvested we divide the amount of the dividend ($300) by the ending net asset value per share on the day the dividend was declared. In our case, $300 is divided by $11.25. This results in 26.67 shares.
3.	Next, your account is adjusted for your additional shares. Adding 2,000 and 26.67 you arrive at your new share balance of 2,026.67 shares.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	17

[ICON] Key Facts

4.	To determine your new Guaranteed Amount per share take your original Guaranteed Amount and divide by your new share balance. In this example we divide $20,000 by 2,026.67 shares to arrive at a new Guaranteed Amount per share of $9.8684.
5.	Your Guaranteed Amount still equals $20,000.

If you do not reinvest your dividends and distributions in additional shares of the Fund, such dividends and distributions will be treated as a redemption of the shares that would have otherwise been purchased through the proceeds of the dividend or distribution, and your Guaranteed Amount will be reduced.

Although shareholders can perform this calculation themselves, the Fund will recalculate the Guaranteed Amount per share whenever the Fund declares a dividend or makes a distribution. It is possible that the Fund’s calculations may differ from a shareholder’s calculations, for example, because of rounding or the number of decimal places used. In each case, the Fund’s calculations will control.

18	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGERS

Asset Allocation — The Asset Allocation will be performed by a team of investment professionals.

Core Component — The Core Component will be managed at the Master Portfolio level by Robert C. Doll, Jr. Mr. Doll has been President of Fund Asset Management, L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P., (“MLIM”) since 2001, and was a Senior Vice President of both companies from 1999 to 2001. Prior to joining FAM and MLIM, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and an Executive Vice President thereof from 1991 to 1999. Mr. Doll is assisted by a team of securities analysts, including Milind Sharma, Senior Quantitative Analyst.

Protection Component — The Protection Component will be managed by a team of investment professionals.

HOW THE FUND INVESTS

Guarantee Period Objective

During the Guarantee Period, the Fund will seek long term capital growth to the extent permitted by a strategy that seeks to use investments in U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

Principal Strategies During Guarantee Period

Under normal market conditions, during the Guarantee Period the Fund’s assets are allocated between a:
•	Core Component, consisting primarily of equity securities of large cap companies, and a
•	Protection Component, consisting primarily of U.S. Treasury bonds, including zero coupon bonds.

Core Component — The Fund generally will invest at least 80% of the net assets of the Core Component in equity securities of large cap companies the Investment Adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Index. Companies removed from the Russell 1000® Index, after purchase by the Fund, will continue to be considered to have large market capitalizations for purposes of the 80% investment policy. The size of companies in the Russell 1000® Index changes with market conditions and the composition of the Index. The Investment Adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the Fund.

The Fund employs a blended investment strategy for the Core Component that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

In selecting securities from the Fund’s benchmark universe, the Investment Adviser uses a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The Investment Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the Investment Adviser believes that a company is overvalued, it will not be considered as an investment for the Fund. After the initial screening is done, the Investment Adviser relies on

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	19

[ICON] Details About the Fund

ABOUT THE INVESTMENT ADVISER

Fund Asset Management is the Investment Adviser.

MANAGEMENT DURING THE POST-GUARANTEE PERIOD

During the Post-Guarantee Period the Fund will not have an investment adviser because its assets will be invested in the Master Portfolio in a master/feeder structure.

fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Investment Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Fund generally will not hold all the stocks in the Russell 1000® Index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the Fund’s benchmark, however, the Investment Adviser reviews potential investments using certain criteria that are based on the securities in the Russell 1000® Index. These criteria currently include the following:
•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings momentum and growth
•	Weighted median market capitalization of the Fund’s portfolio
•	Allocation among the economic sectors of the Fund’s portfolio as compared to the Russell 1000® Index
•	Weighted individual stocks within the Russell 1000®Index

These criteria are explained in more detail in the Statement of Additional Information.

The Fund may sell a security if, for example, the price of the security has increased to a level targeted by the Fund, if the Investment Adviser determines that the issuer of the security no longer meets the criteria established by the Investment Adviser for the purchase of the security, or if the Investment Adviser believes there is a more attractive investment opportunity for the funds invested.

Other Strategies of the Core Component

The Fund may invest up to 10% of the assets of the Core Component in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts, or “ADRs.” Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered “foreign securities” for the purpose of the Fund’s investment allocations. The Fund anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

20	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

The Fund may invest in investment grade convertible securities, preferred stocks, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Fund may invest the assets of the Core Component.

The Fund also may lend portfolio securities of the Core Component and may invest univested cash balances in affiliated money market funds.

As a temporary measure for defensive purposes, the Fund may invest the assets of the Core Component without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. Investment in these securities also may be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its objective of long-term capital growth.

Protection Component — The Investment Adviser seeks investments for the Protection Component that have financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature at or near the Guarantee Maturity Date. The Fund will seek to maintain the duration of the Protection Component approximately equal to the period remaining in the Guarantee Period. The Protection Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, which may include zero coupon U.S. Treasury bonds. The Fund also may invest in STRIPS, futures on U.S. Treasury securities, money market instruments and investment grade corporate bonds or other debt instruments.

Asset Allocation — The Investment Adviser uses a mathematical formula to determine, on an ongoing basis, the percentage of assets allocated to the Core Component and to the Protection Component. A description of the asset allocation process, including the factors evaluated by the formula, appears on pages 5-6.

Post-Guarantee Objective

During the Post-Guarantee Period, the Fund will seek long-term capital growth.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	21

[ICON] Details About the Fund

Principal Strategies and Fund Structure During Post-Guarantee Period

After the Guarantee Maturity Date, the Fund will, in the ordinary course of its investment activities, sell all of the assets of the Protection Component and increase the Core Component as soon as reasonably practicable. The Fund will become a “feeder” fund of the Master Portfolio in a master/feeder structure and will not make direct investments in securities. During the Post-Guarantee Period, the Fund’s principal investment strategies are the same as those described above under “Core Component” on pages 19-20.

During the Post-Guarantee Period, the Board of Trustees of the Fund may, in its discretion, cause the Fund to be liquidated or combined with another fund without shareholder approval, unless otherwise required by law.

The Fund’s investment objectives may be changed by the Fund’s Board of Trustees without shareholder approval.

INVESTMENT RISKS

This section contains a summary discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

What are the main risks of investing in the Fund during the Guarantee Period?

General

Restrictions Under Financial Guarantee Agreement — The Financial Guarantee Agreement among the Fund, the Investment Adviser and Ambac requires the Investment Adviser to make allocation decisions based on a mathematical formula that limits the Fund’s allocation of assets to the Core Component. This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the aggregate Guaranteed Amount on the Guarantee Maturity Date. The Financial Guarantee Agreement limits the manner in which the Fund may be managed during the Guarantee Period which may limit the Investment Adviser’s ability to respond to changing

22	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

market conditions during the Guarantee Period. If the Fund fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain restrictions set forth in the Financial Guarantee Agreement, Ambac may elect to cause the Fund to allocate all of its assets to the Protection Component. Use of the Protection Component reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that is more heavily invested in equities.

Risks Associated With Asset Allocation Process — The asset allocation process results in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund’s transaction costs and expose shareholders to greater tax consequences.

Risk of Default — In the event the Fund is unable to meet its obligations under the Guarantee, a shareholder’s ability to receive the Guaranteed Amount depends on the financial condition of Ambac. The Policy is solely an obligation of Ambac. Consequently, an investment in the Fund involves a risk of loss if Ambac is placed in bankruptcy or receivership, or is otherwise unable to pay its obligations or defaults on its obligations. In such event, the Fund could take a variety of actions, including replacing the Policy or entering into a different principal protection arrangement. In such circumstances, shareholders could suffer a loss of principal.

Taxable Income — The Fund will distribute any net gains and income (including accrued but unpaid income on zero coupon bonds) to shareholders at least annually. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund. Shareholders who do not reinvest distributions, however, will be subject to a reduction in their Guaranteed Amount.

Core Component Risks

The principal risks of the Core Component are as follows:

Market Risk and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that the

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	23

[ICON] Details About the Fund

Investment Adviser selects will underperform the stock markets, the Russell 1000® Index or other funds with similar investment objectives and investment strategies.

Protection Component Risks

The principal risks of the Protection Component are as follows:

Market Risk and Selection Risk — Market risk is the risk that the bond market in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the bond markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter-term securities.

What are the non-principal risks associated with certain types of securities in which the Fund may invest?

Foreign Market Risks — The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.
•	The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates
•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions
•	Foreign holdings may be adversely affected by foreign government action
•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

Borrowing and Leverage — The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, derivatives,

24	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

when issued securities, forward commitments and options. The use of investments that create leverage subjects the Fund to the risk that relatively small market movements may result in large changes in the value of an investment and may result in losses that greatly exceed the amount invested.

Derivatives — The Fund may use derivatives such as futures and options for hedging purposes, including anticipatory hedges and cross hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

When Issued and Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Securities Lending — The Fund may lend securities with a value up to 33 1/3% of the Core Component’s total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	25

[ICON] Details About the Fund

What are the principal risks of investing in the Fund during the Post-Guarantee Period?

During the Post-Guarantee Period, your investment will not have the benefit of the Guarantee or the Policy. The principal risks of investing in the Fund during the Post-Guarantee Period are the same as those described above under “Core Component Risks” on pages 23-24.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

26	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. The front end sales charge payable on Class A or Class D shares will reduce your Guaranteed Amount by the amount of the sales charge. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	27

[ICON] Your Account

The table below summarizes key features of the Merrill Lynch Select PricingSM System:

	Class A	Class B	Class C	Class D

Availability

Limited to certain investors including:
• Current Class A
  shareholders
• Certain Retirement
  Plans
• Participants in
  certain Merrill Lynch
  sponsored programs
• Certain affiliates
  of Merrill Lynch,
  selected securities
  dealers and
  other financial
  intermediaries.

		Generally available through Merrill Lynch and selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch and selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch and selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D Shares?	No.	Yes, automatically after approximately eight years.	No.	N/A

28	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table. During both the initial offering period and the Post-Guarantee Period, securities dealers will receive compensation as shown below (and therefore, may be deemed to be underwriters).

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000
	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
•	Merrill Lynch BlueprintSM Program participants
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central assets accounts
•	Certain employer-sponsored retirement or savings plans

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	29

[ICON] Your Account

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your financial advisor or other financial intermediary can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A shares because Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase, or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. A redemption of shares prior to the Guarantee Maturity Date will reduce your Guaranteed Amount. You also will pay distribution fees of 0.75% and Account Maintenance Fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

30	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0 - 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 - 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for the shares of another fund, the higher charge, if any, will apply. Additionally, because the Fund is not continuously offering its shares during the Guarantee Period, if you exchange your shares of the Fund for shares of another fund you will not be able to effect an exchange back into the Fund during the Guarantee Period.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch BlueprintSM Program and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawals following shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

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[ICON] Your Account

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Merrill Lynch mutual funds. For example Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with an involuntary termination of an account in which Fund shares are held. A redemption of shares prior to the Guarantee Maturity Date will reduce your Guaranteed Amount.

Class C shares do not offer a conversion privilege.

The Fund’s Guarantee Period ends after 7 years, while Class B shares convert to Class D shares after 8 years. In deciding whether to buy Class B or Class C shares, you should consider whether you intend to hold onto your shares (or exchange into another Merrill Lynch Fund) after the Guarantee Maturity Date and whether you may need to access your investment within 6 years of your investment.

32	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Fund shares may not be purchased during the Guarantee Period other than in connection with the reinvestment of dividends and distributions.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	33

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select PricingSM table on page 28. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts. (The minimums for initial investments may be waived under certain circumstances.)

	Have your financial advisor, selected securities dealer or other financial intermediary submit your purchase order	Orders to purchase shares must be received no later than February 25, 2003 unless the offering period is extended. The purchase price will be the Fund’s initial net asset value per share ($10.00) plus any applicable sales load. The Fund may reject any order to buy shares. Shares will not be offered during the Guarantee Period, except in connection with the reinvestment of dividends and distributions. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35. Such processing fee is not included in the Guaranteed Amount.

Or contact the Transfer Agent

To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase order. Mail the completed purchase order to the Transfer Agent at the address on the inside back cover of this Prospectus.

All applications to purchase shares during the initial offering period must be received by the Transfer Agent no later than February 25, 2003 unless the offering period is extended. Monies received after the offering period ends will not be invested in the Fund.

Add to Your Investment	Purchase additional shares

You may not purchase additional shares during the Guarantee Period other than in connection with the reinvestment of dividends and distributions.

The minimum investment for additional purchases during the Post-Guarantee Period is generally $50 for all accounts except that certain programs may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares.

34	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Have your financial advisor, selected securities dealer or other financial intermediary submit your sales order

Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at the then current net asset value and are not subject to the protection of the Guarantee or the Policy.

For redemptions prior to the Guarantee Maturity Date or during the Post-Guarantee Period, the price of your shares is based on the next calculation of net asset value after your order is placed. For redemptions on the Guarantee Maturity Date, the price of your shares is based on the greater of the then current net asset value or your Guaranteed Amount per share.

For your redemption request to be priced at the net asset value on the day of your request, or for redemptions on the Guarantee Maturity Date at the greater of the then current net asset value and your Guaranteed Amount per share, you must submit your order to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Merrill Lynch and certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Redemption requests made after 4:00 p.m. (or such earlier time as may be required by your financial intermediary) on the Guarantee Maturity Date will be priced at the net asset value at the close of business on the next business day and will be priced according to market fluctuation.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	35

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

The Fund does not offer the ability to exchange into the Fund during the Guarantee Period. Because the Fund is not continuously offering its shares during the Guarantee Period, if you exchange your shares of the Fund for shares of another fund you will not be able to effect an exchange back into the Fund during the Guarantee Period. In addition, your exchange will be considered a redemption and will reduce your Guaranteed Amount. You can generally exchange your Fund shares for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange into another fund. In addition, shareholders who have purchased or hold their shares of the Fund with a securities dealer or other financial intermediary other than Merrill Lynch or its affiliates may be limited in their ability to exchange Fund shares for shares of other Merrill Lynch funds. Shareholders should consult their own securities dealer or other financial intermediary to determine their eligibility to exercise the exchange privilege.

Each class of Fund shares is generally exchangeable for shares of the same class of another Merrill Lynch mutual fund.

Some of the Merrill Lynch mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund (“Summit”). Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege, contact your financial advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that eligible shareholders can make, the exchange privilege may be modified or terminated at any time in the future.

An exchange is a taxable transaction. If you make an exchange prior to the Guarantee Maturity Date, you may receive an amount less than your original investment in the Fund.

36	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value of $10.00 per share, plus any applicable sales charge. This is the public offering price. (Investors of certain amounts specified on page 27 are entitled to reductions in the sales charge, resulting in a reduced public offering price.) Prior to the Guarantee Maturity Date and during the Post-Guarantee Period, shares are redeemed at their net asset value minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, the Fund’s Board of Trustees will value those securities at their fair value. For redemptions prior to the Guarantee Maturity Date and during the Post-Guarantee Period, the net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

For redemptions made on the Guarantee Maturity Date, the value used in determining your share price will be the greater of (i) the then current net asset value or (ii) your Guaranteed Amount per share. See the example at pages 15-16 for help in understanding how this amount is calculated.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	37

[ICON] Your Account

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes during the Post-Guarantee Period. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and Account Maintenance Fees. This may be a taxable event and you will pay any applicable sales charges. Because Fund shares are not offered during the Guarantee Period, you will not be able to repurchase Fund shares during that time. Additionally, if you redeem your shares during the Guarantee Period, you will no longer receive the benefit of the Guarantee or the Policy with respect to those shares.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute net investment income and net realized capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends will be reinvested automatically in shares of the Fund at net asset value without a sales charge. If you would like to receive dividends in cash, contact your financial advisor, selected securities dealer, other financial intermediary or the Transfer Agent. If you do not reinvest your dividends in the Fund,

38	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

your Guaranteed Amount will be reduced. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains distributed by the Fund, if any, may be taxable to you at preferential rates, depending, in part, on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. Capital gain dividends are generally taxed at lower rates than ordinary income dividends. If you redeem Fund shares, you generally will be treated as having sold your shares and any gain on the transaction will generally be subject to tax.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund from non-U.S. issuers may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

The Fund will invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund receives no actual interest payments on these securities, the Fund will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

The asset allocation process used by the Fund may result in the realization of additional gains. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if such distributions are reinvested in Fund shares. Shareholders may receive taxable distributions of

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	39

[ICON] Your Account

income from investments included in the Protection Component even in situations where the Fund has capital losses from investments in the Core Component.

While the tax character of a payment in respect of the Guaranteed Amount is not free from doubt, should it be necessary for Ambac to make a payment to the Fund under the Policy, the Fund intends to treat at least a portion of this payment as a capital gain to the Fund. Such gain would be offset by any allowable capital losses.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

40	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

Management of the Fund [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management serves as the Fund’s Investment Adviser and also serves as investment adviser to the Master Portfolio. Fund Asset Management manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. Fund Asset Management also serves as administrator of the Fund and provides administrative services to the Fund. The Fund pays the Investment Adviser a fee at the annual rate of 0.75%. In addition, the Fund, as a shareholder of the Master Portfolio, will indirectly bear a proportionate share of any management fees and other expenses paid by the Master Portfolio. The Master Portfolio pays the Investment Adviser a fee at the annual rate of 0.50% of the Master Portfolio’s average daily net assets not exceeding $1 billion and 0.45% of the Master Portfolio’s average daily net assets exceeding $1 billion. For the fiscal year ended October 31, 2002, the Master Portfolio paid a fee to the Investment Adviser equal to 0.50% of the Master Portfolio’s average daily net assets. The Investment Adviser, however, has contractually agreed to waive its management fee by the amount of management fees the Fund pays the Investment Adviser indirectly through its investment in the Master Portfolio. In the event the Fund becomes completely and irreversibly invested in the Protection Component, the Investment Adviser has contractually agreed to reduce its fee to an annual rate of 0.25% for the remainder of the Guarantee Period. Additionally, in such an event, the fee for the Policy will be reduced to 0.15% per annum. The principal business address of Fund Asset Management is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates, including Merrill Lynch Investment Managers, had approximately $451 billion in investment company and other portfolio assets under management as of September 2002.

Post-Guarantee Period

During the Post-Guarantee Period, the Fund will not have an investment adviser because all of the Fund’s assets will be invested in the Master Portfolio in a master/feeder structure. Fund Asset Management will continue to provide administrative services to the Fund during this period and will charge a fee at the annual rate of 0.25% for these services. Fund Asset Management manages the Master Portfolio’s investments and its business operations under the

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	41

[ICON] Management of the Fund

overall supervision of the Board of Trustees of the Master Trust. Fund Asset Management has the responsibility for making all investment decisions for the Master Portfolio.

The Master Portfolio and Master/Feeder Structure

During the Guarantee Period, the Core Component will be invested in the Master Portfolio, while the Protection Component will be invested directly in fixed income securities. During the Post-Guarantee Period, the Fund will become a “feeder” fund that invests all of its assets in the Master Portfolio in a master/feeder structure.

The Master Portfolio may accept investments from other funds, and all these funds bear the Master Portfolio’s expenses in proportion to their investment. This structure may enable the Fund to reduce costs through economies of scale.

The Fund may withdraw from the Master Portfolio at any time. Accordingly, during the Guarantee Period, the Board of Trustees may determine that the Fund should invest the Core Component directly in securities. During the Post-Guarantee Period, the Board of Trustees may determine that the Fund should invest all of its assets directly or in a different pooled investment vehicle other than the Master Portfolio. In addition, during the Post-Guarantee Period the Board of Trustees may determine to liquidate the Fund or combine it with another feeder fund of the Master Portfolio without a shareholder vote, to the extent permitted by law.

42	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

PERFORMANCE INFORMATION

The bar chart and table shown below do not show the performance of the Fund or the Master Portfolio. The performance information shown is that of the Merrill Lynch Large Cap Core Fund (the “Large Cap Core Fund”), a separate “feeder” fund that invests all of its assets in the Master Portfolio in a master/feeder structure. As a feeder fund of the Master Portfolio, the Large Cap Core Fund provides an indication of the risks of investing in the Master Portfolio. The bar chart shows changes in the Large Cap Core Fund’s performance for Class B shares for each complete calendar year since its inception. Sales charges are not reflected in the bar chart. If these amounts were reflected returns would be less than those shown. The table compares the average annual total returns for the Large Cap Core Fund’s shares for the periods shown with those of the Russell 1000® Index. How the Large Cap Core Fund performed in the past (before or after taxes) is not necessarily an indication of how it will perform in the future.

The after-tax returns are calculated using the historical highest marginal federal individual tax rate in effect during the periods measured. The after-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts.

Although the performance of the Large Cap Core Fund provides an indication of the performance of the Master Portfolio in which it invests, the returns shown do not correlate exactly with those of the Master Portfolio because of the different fees and expenses of each of these Funds. In addition, the Fund generally allocates only a portion of its assets to Core Component, and thus does not fully invest its assets in the Master Portfolio. Furthermore, the Fund has expenses different from the Master Portfolio and the Large Cap Core Fund, including the fee for the Policy. As a result, the performance of the Fund will not correspond directly to the performance of the Master Portfolio or the Large Cap Core Fund, and may significantly under-perform the Master Portfolio and the Large Cap Core Fund. Shareholders should not consider the past performance of the Large Cap Core Fund as an indication of the future performance of the Fund.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	43


10%
5%
0%
-5%
-10%
-15%
-20%
0.50%
-5.90%
-18.71%
2000
2001
2002

During the period shown in the bar chart, the highest return for a quarter was 15.45% (quarter ended March 31, 2000) and the lowest return for a quarter was -15.86% (quarter ended September 30, 2002).

Average Annual Total Returns (as of December 31, 2002)		Past One Year	Since Inception

Large Cap Core Fund Return Before Taxes*	Class A	-22.23%	-8.18	%†

Large Cap Core Fund* Return Before Taxes*	Class B	-21.96%	-8.38	%†
Return After Taxes on Distributions*		-21.96%	-8.38	%†
Return After Taxes on Distributions and Sale of Portfolio Shares*		-13.48%	-6.58	%†

Large Cap Core Fund Return Before Taxes*	Class C	-19.52%	-7.46	%†

Large Cap Core Fund Return Before Taxes*	Class D	-22.42%	-8.41	%†

Russell 1000® Index		-21.65%	-14.06	%††

*	Includes all applicable fees and sales charges.
†	Inception date is December 22, 1999.
††	Since December 31, 1999.

44	MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

FINANCIAL HIGHLIGHTS FOR THE MASTER PORTFOLIO

The Financial Highlights table is intended to help you understand the Master Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Master Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte and Touche LLP, whose report, along with the Master Portfolio’s financial statements, is included in the Fund’s Statement of Additional Information.

The Fund generally allocates only a portion of its assets to the Core Component, and thus does not fully invest its assets in the Master Portfolio. In addition, the Fund has expenses different from the Master Portfolio, including the fee for the Policy. As a result, the performance of the Fund will not correspond directly to the performance of the Master Portfolio, and may significantly under-perform the Master Portfolio. Shareholders should not consider the performance of the Master Portfolio as an indication of the future performance of the Fund.

MASTER LARGE CAP CORE PORTFOLIO
	For the Year Ended October 31		For the Period December 22, 1999† to October 31,
	2002	2001	2000
Total Investment Return:**	(8.13%)	—	—

Ratios to Average Net Assets:
Expenses, net of reimbursement	.57%	.67%	1.09	%*
Expenses	.57%	.67%	1.17	%*
Investment income (loss) — net	.83%	.59%	(.20	%)*

Supplemental Data:
Net assets, end of period (in thousands)	$873,704	$412,836	$186,265
Portfolio turnover	150.18%	162.28%	79.18%

*	Annualized.
**	Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
†	Commencement of operations.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND	45

[1]	POTENTIAL INVESTORS Open an account (two options).	[2]
MERRILL LYNCH FINANCIAL ADVISOR OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and
reporting services.

INDEPENDENT AUDITORS Deloitte & Touche LLP Two World Financial Center New York, New York 10281-1008 Audits the financial statements of the Fund.	DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.

COUNSEL Shearman & Sterling 599 Lexington Avenue New York, New York 10022 Provides legal advice to the Fund.	THE FUND The Board of Trustees oversees the Fund.	CUSTODIAN Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109 Holds the Fund’s assets for safekeeping.

POLICY PROVIDER Ambac Assurance Corporation One State Street Plaza New York, New York 10004 Issues the financial guaranty insurance policy.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Fund.

ADVISER

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Adviser to the Fund.

MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND

For More Information [ICON]

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial advisor, or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial advisor, or other financial intermediary, or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

In addition, you may request a free copy of the most recent annual or quarterly report of Ambac Financial Group, Inc. (the parent company of Ambac), which contains Ambac’s financial statements as an exhibit, by contacting the Fund at the address or the telephone number indicated above.

Contact your financial advisor, or other financial intermediary, or contact the Fund, at the address or telephone number indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) and information about Ambac can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

The initial offering period will run through February 25, 2003, unless extended.

Investment Company Act file #811-21162 Code #1234RED-01-03 © Fund Asset Management, L.P.

[LOGO] Merrill Lynch Investment Managers

Prospectus

Merrill Lynch Core Principal Protected Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED JANUARY 9, 2003

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Core Principal Protected Fund (the “Fund”) is a diversified series of Merrill Lynch Principal Protected Trust (the “Protected Trust”), an open-end, management investment company. The Fund has a Guarantee Period and a Post-Guarantee Period. Shares of the Fund will be offered during an initial offering period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis during the Post-Guarantee Period. The initial offering period for the Fund will run through February 25, 2003, unless extended.

The Guarantee Period for the Fund will run from the Fund’s commencement of operations through and including the same date seven years later (the “Guarantee Maturity Date”). The Guarantee Period is expected to run from March 1, 2003 through March 1, 2010. The investment objective of the Fund during its Guarantee Period is to seek long term capital growth to the extent permitted by a strategy that seeks to use investments in U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Fund guarantees (the “Guarantee”) that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder’s account, less extraordinary expenses (the “Guaranteed Amount”), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. The Fund’s Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy (the “Policy”) issued by Ambac Assurance Corporation (“Ambac”), a Wisconsin domiciled stock insurance company. The Fund has entered into a Financial Guarantee Agreement (the “Financial Guarantee Agreement”) in connection with the Fund’s purchase of the Policy. If the Fund cannot meet its obligations under the Guarantee, the Policy requires that Ambac pay the Fund an amount sufficient to insure that each shareholder’s account can be redeemed for an amount equal to his or her Guaranteed Amount, provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. A shareholder’s Guaranteed Amount will be reduced, as more fully described below, if a shareholder takes any dividends or distributions in cash instead of reinvesting them in additional shares of the Fund, redeems any shares before the Guarantee Maturity Date, or if there are extraordinary expenses incurred by the Fund that are not covered by the Guarantee or the Policy.

The Fund will seek to achieve its investment objectives during the Guarantee Period by allocating its assets between an equity component (the “Core Component”) and a fixed income component (the “Protection Component”).

The Core Component of the Fund will consist primarily of equity securities of large cap companies that Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”) selects from among those included in the Russell 1000® Index. The Fund will seek to achieve its objective by investing the assets allocated to the Core Component in the Master Large Cap Core Portfolio (the “Master Portfolio”) of the Master Large Cap Series Trust (the “Master Trust”). The Master Portfolio is a series of the Master Trust that seeks long-term growth of capital and utilizes the same investment strategies as may be used for the Core Component of the Fund. The investment experience of the Core Component will correspond to the investment experience of the Master Portfolio. For simplicity, when describing the Core Component, this Statement of Additional Information, like the Prospectus, uses the term

“Fund” to include the Master Portfolio. When investing the Protection Component portion of the assets of the Fund, the Investment Adviser seeks to select investments with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds that mature at or near the Guarantee Maturity Date.

The investment objective of the Fund during the Post-Guarantee Period is long term capital growth.

There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Policies.”

Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated February __, 2003 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1–800–MER–FUND or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. In addition, the audited financial statements of Ambac as attached as an exhibit to the 2001 Annual Report on Form 10-K of its parent company, Ambac Financial Group, Inc. (“AFG”), and Ambac’s unaudited financial statements as attached as an exhibit to each 2001 Quarterly Report on Form 10-Q of AFG along with AFG’s Current Reports on Form 8-K filed subsequent to AFG’s Annual Report referred to above, and any periodic reports filed by AFG prior to the end of the Fund’s initial offering period are incorporated by reference into this Statement of Additional Information.

Fund Asset Management — Investment Adviser FAM Distributors, Inc. — Distributor

INVESTMENT POLICIES

Other Investment Strategies

The investment objective of the Core Component of the Fund is long term capital growth. The Fund seeks to achieve this objective by investing the assets allocated to the Core Component primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Fund also may invest up to 10% of the assets of the Core Component in equity securities of companies located in countries other than the United States. Please see “How the Fund Invests” in the Prospectus for a discussion of the investment objective and policies of the Fund.

As described in the Prospectus, the Fund generally invests at least 80% of the assets allocated to the Core Component in equity securities of companies that are, at the time of purchase, included in the Russell 1000® Index. The Fund may continue to hold a security after it has been removed from the Russell 1000® Index. The Investment Adviser uses a proprietary multi-factor quantitative model to look for companies within the Russell 1000® Index that, in the Investment Adviser’s opinion, are consistent with the investment objective of the Fund. The Fund seeks to invest in securities that the Investment Adviser believes are undervalued or show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to-earnings ratio and price-to-book ratio for a particular security is between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000® Index, the Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Index, as those sectors are defined in the S&P 500. The Fund also anticipates that its individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Index by more than 1%, and no security held by the Fund is underweighted as compared to its weighting in the Russell 1000® Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector’s weighting in the Russell 1000® Index, while its sector allocations to smaller capitalized industries generally will be no more than three times that sector’s weighting in the Russell 1000® Index. “Larger” or “smaller” capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000® Index, with any sector representing approximately 10% or more of the index being considered as a “larger” industry. Notwithstanding these sector allocation guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000® Index; however, the Fund is not limited to investing only 10% of total assets in any one sector if the sector allocations listed above permit a larger allocation. While the Investment Adviser anticipates that the Fund generally will adhere to the targeted parameters described for the Fund, the implementation may vary in particular cases, and the Investment Adviser is not required to follow any or all of these parameters in selecting securities at all times.

Investment emphasis is on equities, primarily common stock. The Fund also may invest in securities convertible into common stock, preferred stock and rights and warrants to subscribe for common stock. The Fund may invest in U.S. Government debt securities and, to a lesser extent, in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization, although it typically will not invest in any debt securities to a significant extent.

The Fund may hold assets in cash or cash equivalents and investment grade, short term securities, including money market securities, in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant or for temporary defensive purposes.

Risks of Investing in the Fund

Asset Allocation Risks. In pursuing the Fund’s investment objective during its Guarantee Period, the Investment Adviser looks to allocate assets between the Core Component (sometimes hereinafter referred to as the “Equity Component”), and the Protection Component of the Fund by using a mathematical formula. The formula evaluates a variety of factors, including, but not limited to, the prevailing level of interest rates, equity market volatility and the market value of Fund assets. The initial allocation of the Fund’s assets between the Equity Component and the Protection Component will be based on a variety of factors, including the prevailing level of interest rates. If interest

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 rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Protection Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the Investment Adviser may allocate the Fund’s assets largely or entirely to the Protection Component in order to attempt to meet the Fund’s investment objective. The terms of the Financial Guarantee Agreement limit the manner in which the Fund may be managed during the Guarantee Period, and thus limit the Investment Adviser’s ability to respond to changing market conditions. If the Fund fails to comply with the agreed upon investment parameters or otherwise fails to comply with certain restrictions set forth in the Financial Guarantee Agreement, Ambac may elect to cause the Fund to allocate all of its assets to the Protection Component. The allocation of the Fund’s assets is monitored on a daily basis.

The asset allocation process also will be affected by the Investment Adviser’s ability to manage the Protection Component. If the Protection Component provides a return better than that assumed by the Investment Adviser’s formula, fewer assets might have to be allocated to the Protection Component. Conversely, if the performance of the Protection Component is worse than expected, more assets might have to be allocated to the Protection Component, and the ability of the Fund to participate in any subsequent upward movement in the equity markets would be limited.

The process of asset reallocation may result in additional transaction costs such as brokerage commissions. Additionally, the Fund will likely incur increased transactional costs during periods of high volatility in the fixed income or equity markets. Increased volatility may result in a higher portfolio turnover rate that may in turn cause adverse tax consequences for investors (due to realization of short term capital gains, if any) and correspondingly greater transaction costs in the form of dealer spreads, which are borne by the Fund. The risks associated with asset allocation will only be relevant during the Guarantee Period.

Zero Coupon Securities. The Fund will invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income. The required distributions will result in an increase in the Fund’s exposure to such securities.

Foreign Securities Risk. The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments. Foreign investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political

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and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund’s Core Component and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. In addition, certain investments may be subject to non-U.S. withholding taxes.

Borrowing and Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Convertible Securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. This risk is minimized to the extent the Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

     Initial Public Offering Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

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     Warrants.   The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Derivatives

The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Russell 1000® Index, the S&P 500 or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Hedging. The Fund may use derivatives for hedging purposes. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. The Fund is not required to use hedging and may choose not to do so.

The Fund may use derivative instruments and trading strategies including the following:

Options on Securities and Securities Indices

Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices that are correlated with securities held in its portfolio. When the Fund purchases a put option in consideration for an up front payment (the “option premium”), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

Purchasing Call Options. The Fund also may purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlate with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities

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owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

The Fund also is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will only write call or put options that are “covered.” A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Protected Trust has adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceeds 15% of the net assets of the Fund taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees without the approval of the shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

Futures

The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

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The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Indexed Securities

The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund also may invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to

7

requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Other Investment Policies and Practices

Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement with the Fund that is construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from any appreciation in the value of the security during the commitment period.

8

Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of other portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of assets taken at the time of the commitment. The Fund will segregate liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or otherwise have contractual or legal restrictions on their resale (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material non-public information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities. The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Trustees of the Protected Trust have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Trustees. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be

9

ultimately responsible for the determinations. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3% of the Core Component’s total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions and Brokerage.”

Other Special Considerations. The Fund may, without limit, make short term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

Suitability

The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, its Investment Adviser and its affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in the Fund.

Investment Restrictions

The Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value determined at the time of investment. Under the fundamental investment restrictions, the Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

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5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law or any exemptive relief granted by the Commission and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Master Trust has adopted investment restrictions substantially the same as the foregoing, which are fundamental policies of the Master Trust and may not be changed with respect to the Master Portfolio without the approval of the holders of a majority of the interests of the Master Portfolio, as defined in the Investment Company Act.

The Fund also has adopted non-fundamental investment restrictions, which may be changed by the Trustees without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of the Core Component’s assets (or, during the Post-Guarantee Period, all of the Fund’s assets) in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental restrictions, the Fund may not:

a. Purchase securities of other investment companies, except to the extent permitted by applicable law. Except as set forth below, as a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund. As described in the Prospectus, the Fund will invest its Core Component in the Master Portfolio of the Master Trust. During the Post-Guarantee Period, the Fund will become a feeder fund of the Master Portfolio in a master/feeder structure. The Master Trust is registered as an open-end management investment company under the Investment Company Act. During the Post-Guarantee Period, the Board of Trustees may, in its discretion, instead cause the Fund to be liquidated or combined with another fund without shareholder approval, unless otherwise required by law. During the Post-Guarantee Period, the Board of Trustees may also cause the Fund to invest a portion of its assets in one or more other funds in a fund of funds structure.

b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Trustees have otherwise determined to be liquid pursuant to applicable law.

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In addition, as a non-fundamental policy that may be changed by the Board of Trustees and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes — Taxes.” To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Trustees to the extent necessary to comply with changes to the Federal tax requirements. The Fund is “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

Portfolio Turnover

The Fund will effect portfolio transactions without regard to a holding period if, in the Investment Adviser’s judgment, such transactions are necessary in order to reallocate its assets between the Equity Component or Protection Component during the Guarantee Period or are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The continuous reallocation of Fund assets may cause the Fund to have a higher portfolio turnover rate as compared to other mutual funds. Higher portfolio turnover may involve greater tax consequences for investors and correspondingly greater transaction costs in the form of the dealer spreads and brokerage commissions, which are borne by the Fund. Generally, the Master Portfolio will not purchase securities for short term trading profits. However, the Master Portfolio may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to its investment adviser in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Master Portfolio may engage in a substantial number of portfolio transactions. Accordingly, while the Master Portfolio anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate for the Master Portfolio is calculated by dividing the lesser of its annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

MANAGEMENT OF THE FUND AND THE MASTER TRUST

Trustees of the Protected Trust

The Board of Trustees of the Protected Trust (the “Trustees”) consists of seven individuals, six of who are not “interested persons” of the Protected Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

12

Each non-interested Trustee is a member of the Protected Trust’s Audit and Oversight Committee (the “Committee”). The principal responsibilities of the Committee are to: (i) recommend to the Trustees the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Trustees take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Trustees have adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties.

Biographical Information. Certain biographical and other information relating to the non-interested Trustees is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliates (“FAM and Affiliates-Advised Funds”) and other public Director/Trusteeships.

Name, Address* and Age	Position(s) Held with the Protected Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM and Affiliates Advised Funds and Portfolios Overseen	Public Director/ Trusteeships
David O. Beim (62)	Trustee	Trustee since 2002	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. since 1997; Chairman of Wave Hill, Inc. since 1980.	7 registered investment companies consisting of 14 portfolios	None

James T. Flynn (63)	Trustee	Trustee since 2002	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	7 registered investment companies consisting of 14 portfolios	None

Todd Goodwin (71)	Trustee	Trustee since 2002	General Partner of Gibbons, Goodwin, van Amerongen (investment banking firm) since 1984; Director of Johns Manville Corporation (building materials).	7 registered investment companies consisting of 14 portfolios	None

George W. Holbrook, Jr. (70)	Trustee	Trustee since 2002	Managing Partner of Bradley Resources Company (private investment company) and associated with that firm and its predecessors since 1953; Director of Thoratec Laboratories Corporation (medical device manufacturers).	7 registered investment companies consisting of 14 portfolios	Thoratec Corporation

13

Name, Address* and Age	Position(s) Held with the Protected Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM and Affiliates Advised Funds and Portfolios Overseen	Public Director/ Trusteeships
W. Carl Kester (50)	Trustee	Trustee since 2002	Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.	7 registered investment companies consisting of 14 portfolios	None

Karen P. Robards (52)	Trustee	Trustee since 2002	President of Robards & Company, a financial advisory firm, for more than five years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not for profit organization, since 1987.	7 registered investment companies consisting of 14 portfolios	None

*	The address of each non-interested Trustee is P.O. Box 9011 Princeton, New Jersey 08543-9011.
†	Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Protected Trust’s by-laws, charter or by statute.

Trustees of the Master Trust

The Board of Trustees of the Master Trust (the “Master Trust Trustees”) consists of eight individuals, seven of whom are not “interested persons” of the Master Trust as defined by the Investment Company Act (the “non-interested Master Trust Trustees”). The Master Trust Trustees are responsible for the overall supervision of the operations of the Master Trust and the Master Portfolio and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Master Trust Trustee is a member of the Master Trust’s Audit Committee (the “Master Trust Audit Committee”). The principal responsibilities of the Master Trust Audit Committee are the appointment, compensation and oversight of the Master Trust’s independent accountants, including the resolution of disagreements regarding financial reporting between Master Trust management and such independent accountants. The Master Trust Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Master Trust; (ii) discuss with the independent accountants certain matters relating to the Master Trust’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Master Trust’s independent accountants and recommend that the Board of the Master Trust take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants and management’s responses thereto with respect to the quality and adequacy of the Master Trust’s accounting and financial reporting policies and practices and internal controls and Master Trust’s management’s responses thereto. The Board of the Master Trust has adopted a written charter for the Master Trust Audit Committee. The Master Trust Audit Committee also reviews and

14

nominates candidates to serve as non-interested Master Trust Trustees. The Master Trust Audit Committee generally will not consider nominees recommended by shareholders. The Master Trust Audit Committee has retained independent legal counsel to assist them in connection with these duties.

     Biographical Information.  Certain biographical and other information relating to the non-interested Master Trust Trustees is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by Fund Asset Management (the investment adviser to the Master Trust) and its affiliates (previously defined as “FAM and Affiliates-Advised Funds”) and other public Director/Trusteeships.

Name, Address* and Age	Position(s) Held with the Master Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM and Affiliates- Advised Funds and Portfolios Overseen	Public Director/ Trusteeships
James H. Bodurtha (58)	Trustee	Trustee since 1999	Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	32 registered investment companies consisting of 37 portfolios	None

Joe Grills (67)	Trustee	Trustee since 2002	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director , LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	[__] registered investment companies consisting of [__] portfolios	Kimco Realty Corporation

15

Name, Address* and Age	Position(s) Held with the Master Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM and Affiliates- Advised Funds and Portfolios Overseen	Public Director/ Trusteeships
Herbert I. London (63)	Trustee	Trustee since 1999	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	32 registered investment companies consisting of 37 portfolios	None

André F. Perold (50)	Trustee	Trustee since 1999	Harvard Business School: George Gund Professor of Finance and Banking, since 2000; Finance Area Chair since 1996; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund since 1989; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996.	32 registered investment companies consisting of 37 portfolios	None
Roberta Cooper Ramo (60)	Trustee	Trustee since 1999	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group provider of services to students, schools and lenders since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	32 registered investment companies consisting of 37 portfolios	Coopers, Inc. ECMC, Inc.

Robert S. Salomon, Jr. (65)	Trustee	Trustee since 2002	Principal of STI Management (investment advisor) since 1994; Chairman and CEO of Salomon Brothers Equity Mutual Funds from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	[__] registered investment companies consisting of [__] portfolios	[None]

16

Name, Address* and Age	Position(s) Held with the Master Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM and Affiliates- Advised Funds and Portfolios Overseen	Public Director/ Trusteeships
Stephen B. Swensrud (69)		Trustee since 2002	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998		International Mobile Communications

*	The address of each non-interested Master Trust Trustee is P.O. Box 9011, Princeton New Jersey 08543-9011.
**	Each Master Trust Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Master Trust’s by-laws, charter or by statute.

Certain biographical and other information about each Trustee who is an officer and an “interested person” of the Protected Trust and/or the Master Trust as defined in the Investment Company Act (an “interested Trustee”) and the other officers of the Protected Trust and/or the Master Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM and Affiliates-Advised Funds and public Director/Trusteeships held.

Name, Address† and Age	Position(s) Held with the Protected Trust and/or the Master Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM and Affiliates- Advised Funds and Portfolios Overseen	Public Director/ Trusteeships
Terry K. Glenn (62)	Trustee and President of the Protected Trust and the Master Trust	Trustee‡ and President* of the Protected Trust since 2002** and of the Master Trust since 1999**	Chairman (Americas Region) since 2000; Executive Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and FAM (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; Executive Vice President and Director of Princeton Services since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, LP (“Princeton Administrators”) since 1988. Director of Financial Data Services, Inc. since 1985.	119 registered investment companies consisting of 172 portfolios	None

Donald C. Burke (42)	Vice President and Treasurer of the Protected Trust and the Master Trust	Vice President and Treasurer* of the Protected Trust since 2002 and of the Master Trust since 1999**	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.	119 registered investment companies consisting of 172 portfolios	None

17

Name, Address† and Age	Position(s) Held with the Protected Trust and/or the Master Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM and Affiliates Advised Funds and Portfolios Overseen	Public Director/ Trusteeships

Phillip S. Gillespie (38)	Secretary of the Protected Trust	Secretary* since 2002	First Vice President of MLIM since 2001; Director of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	15 registered investment companies consisting of 23 portfolios	None

Robert C Doll, Jr. (48)	Senior Vice President and Portfolio Manager of the Master Trust	Senior Vice President** and Portfolio Manager since 2001	President of the Investment Adviser and MLIM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001; Director of Princeton Services since October 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	[___] registered investment companies consisting of [__] portfolios	None

Susan B. Baker (44)	Secretary	Trustee since 2002	Director (Legal Advisory) of the FAM since 1999; Vice President of FAM from 1993 to 1999; Attorney associated with FAM since 1987.	38 registered investment companies consisting of 44 portfolios	None

†	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Protected Trust and the Master Trust based on his positions as Trustee and President of each such trust.
*	Elected by and serves at the pleasure of the Board of Trustees of the respective trust.
**	Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Protected Trust’s or the Master Trust’s, as applicable, by-laws, charter or by statute.

Share Ownership by Trustees. Information relating to each Trustee’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2002, is set forth in the chart below. [Update]

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Trustee:
Terry K. Glenn	0	over $100,000
Non-Interested Trustees:
David O. Beim	0	None
James T. Flynn	0	over $100,000
W. Carl Kester	0	$10,001 - $50,000
Karen P. Robards	0	None
Todd Goodwin	0	None
George W. Holbrook, Jr.	0	None

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Share Ownership by Master Trust Trustees. Information relating to each Master Trust Trustee’s share of ownership in the Master Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Master Trust Trustee (previously defined as “Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Master Trust	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Master Trust Trustee:
Terry K. Glenn	0	Over $100,000
Non-Interested Master Trust Trustees:
James H. Bodurtha	0	[ADD]
Joe Grills	0	Over $100,000
Herbert I. London	0	$50,001 - $100,00
André F. Perold	0	None
Roberta Cooper Ramo	0	$50,001 - $100,00
Robert S. Salomon, Jr.	0	None
Stephen B. Swensrud	0	None

As of [January __ 2003], the Trustees and officers as a group owned an aggregate of less than 1% of the outstanding shares of the Protected Trust. As of December 31, 2002, none of the non-interested Trustees or any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

The Protected Trust pays each non-interested Trustee a combined fee of $3,000 per year for service on the Board and on the Committee, plus $500 per in-person Board meeting attended. Each Trustee who serves on the Committee receives an additional fee of $1,000 per year. The Fund reimburses each non-interested Trustee a proportionate share of his or her out-of-pocket expenses relating to attendance at Board meetings.

The following table sets forth the aggregate compensation the Protected Trust expects to pay to the non-interested Trustees for their first full fiscal year and the aggregate compensation paid by all investment companies in the FAM and Affiliates-Advised Funds complex to the non-interested Trustees for the calendar year ended December 31, 2001.

Name of Trustee	Aggregate Compensation from Protected Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from Fund and FAM and Affiliates- Advised Funds
David O. Beim	$6,000	None	None	$ 47,500
James T. Flynn	$6,000	None	None	$102,500
W. Carl Kester	$6,000	None	None	$102,500
Karen P. Robards	$6,000	None	None	$ 52,500
Todd Goodwin	$6,000	None	None	$ 50,000
George W. Holbrook, Jr.	$6,000	None	None	$ 50,000

Compensation of Master Trust Trustees

The Master Trust pays fees to each non-interested Master Trust Trustee for service as a Director of the Merrill Lynch Large Cap Series Funds, Inc. and the Mercury Large Cap Series Funds, Inc. (the “Corporations”) as well as a Trustee of the Master Trust. Each non-interested Master Trust Trustee receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM or its affiliates. The portion of the annual retainer allocated to each FAM and Affiliates-Advised Fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Master Trust Trustee receives a fee per in-person board meeting attended and per in-person Master Trust Audit and Nominating Committee meeting attended. The annual per meeting fees paid to non-interested Master Trust Trustees aggregate $60,000 for all FAM and Affiliates-Advised Funds for which the Master Trust Trustees serve and are allocated equally among those funds. The Master Trust also reimburses the non-interested Master Trust Trustees for actual out-of-pocket expenses relating to attendance at meetings. The Audit and Nominating Committee of the Master Trust consists of all of the non-interested Master Trust Trustees of the Corporations and the Master Trust.

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The following table sets forth the aggregate compensation earned by the non-interested Master Trust Trustees for the Master Trust’s fiscal year ended October 31, 2002 and the aggregate compensation paid to them from all FAM and Affiliates-Advised Funds for the calendar year ended December 31, 2002.

Name of Trustee	Aggregate Compensation from Corporations Master Trust	Pension or Retirement Benefits Accrued as Part of Corporation/ Master Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Corporation/Master Trust and other FAM and Affiliates- Advised Funds
James H. Bodurtha	$11,032	None	None	$160,000
Herbert I. London	$11,032	None	None	$160,000
Joseph L. May	$11,032	None	None	$160,000
André F. Perold	$11,032	None	None	$160,000
Roberta Cooper Ramo	$12,259	None	None	$160,000

Management and Advisory Arrangements for the Fund

Management Services. FAM serves as the investment adviser to the Fund and as investment adviser to the Master Portfolio. The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Fund’s Trustees, the Investment Adviser is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser.

During the Post-Guarantee Period, the Fund will invest all of its assets in shares of the Master Portfolio. Accordingly, the Fund will not invest directly in securities and will not require investment advisory services. All such portfolio management will occur at the Master Portfolio level during the Post-Guarantee Period. The Investment Adviser, however, will continue to provide administrative services to the Fund and will charge a fee at the annual rate of 0.25% for such services.

Securities held by the Fund or the Master Portfolio, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of that Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund, the Master Portfolio or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Management Fee. The Fund has entered into a management agreement with the Investment Adviser (the “Management Agreement”), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund.

In the event the Fund becomes completely and irreversibly invested in its Protection Component, the Investment Adviser has contractually agreed to reduce its fee to an annual rate of 0.25% for the remainder of the Guarantee Period. Additionally, in such an event, the fee for the Policy may be reduced to an annual rate of 0.15%.

     In addition, the Fund, as a shareholder of the Master Portfolio, will indirectly bear a proportionate share of any investment advisory fees and expenses paid by the Master Portfolio. The Investment Adviser, however, has contractually agreed to waive its management fee to the Fund to the extent it equals any amount of management fees the Fund already pays the Investment Adviser indirectly through its investment in the Master Portfolio.

Payment of Fund Expenses. The Management Agreement obligates the Investment Adviser to provide investment advisory services and to pay for maintaining the staff and personnel necessary to perform its obligations under the Management Agreement, and at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I of the Management Agreement, and pay all compensation of officers of the Protected Trust and all Trustees who are affiliated persons of the Investment Adviser. The Fund pays all other

20

expenses incurred in the operation of the Fund, including among other things: the fee for the Policy, redemption expenses, expenses of portfolio transactions, expenses of registering shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, stock certificates (if any), prospectuses and statements of additional information, Commission fees, interest, taxes, custodian and transfer agency fees, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Investment Adviser, fees for legal and auditing services, litigation expenses, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Protected Trust or the Fund. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. In addition, the Fund reimburses the Investment Adviser for the cost of other accounting services. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Protected Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Protected Trust who are not parties to the respective Management Agreement or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, the Management Agreement may be terminated by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days’ written notice to the other party.

Organization of FAM. FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08530. FAM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services, Inc. (“Princeton Services”). ML & Co. and Princeton Services are controlling persons of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Board Considerations of Trustees.

     At a meeting of the Board of Trustees of the Protected Trust held on December 19, 2002, the Board approved the Fund’s Management Agreement. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the Fund’s Management Agreement and compared the Fund’s advisory fee rate and anticipated expense ratios to those of comparable funds. The Board also considered the Investment Adviser’s contractual agreement to limit the Fund’s expenses to a maximum of 1.99% of Fund assets (exclusive of distribution and service fees) for the Fund’s first year of operations, and the renewability of such agreement. The Board also reviewed the Investment Adviser’s proposed use of a mathematical formula to allocate assets between the Fund’s Equity and Protection Components.

     In evaluating the Management Agreement, the Board reviewed materials supplied by Fund counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act. In its deliberations regarding the benefits to be received by the Investment Adviser under the Management Agreement, the Board considered not only the Investment Adviser’s compensation for investment advisory services under the Management Agreement, but also the compensation it would receive as investment adviser to the Master Portfolio. In addition, the Board weighed the fact that the Investment Adviser has contractually agreed to waive its management fee by the amount of management fees the Fund pays the Investment Adviser indirectly through its investment in the Master Portfolio. The Trustees also considered the compensation payable to the Investment Adviser or its affiliates for other, non-advisory services to be provided to the Fund. The Board considered the services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund.

     Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Trustees, concluded that it was satisfied with the nature and quality of the services to be provided by the

21

Investment Adviser to the Fund and that the management fee rate was reasonable in relation to such services. The non-interested Trustees were represented by independent counsel who assisted the non-interested Trustees in their deliberations.

Management and Advisory Arrangements for the Master Portfolio

Management Services for the Master Portfolio. The Master Trust on behalf of the Master Portfolio has entered into an investment advisory agreement with FAM as investment adviser (the “Master Advisory Agreement”). FAM receives for its services to the Master Portfolio monthly compensation at the annual rate of 0.50% of the average daily net assets of the Master Portfolio. For the period from inception of the Master Trust (December 22, 1999) to January 16, 2001, FAM received compensation at the rate of 0.75% of the average daily net assets of the Master Portfolio.

For the periods indicated, the table below sets forth information about the total investment advisory fee paid to FAM by the Master Portfolio and the amount of any fee waiver.

Period Ended	Investment Advisory Fee	Investment Advisory Fee Waiver
For the Fiscal Year Ended October 31, 2002	$3,222,406	$ 0
For the Fiscal Year Ended October 31, 2001	$1,861,524	$ 0
For the Period December 22, 1999 (commencement of operations) to October 31, 2000	$ 108,093	$11,832

FAM, as investment adviser to the Master Portfolio, has also entered into a sub-advisory agreement (the “Master Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Master Trust. Under the Master Sub-Advisory Agreement, FAM may pay MLAM U.K. a fee for providing such services, but the sub-advisory fee will not exceed the amount FAM actually receives under the Master Advisory Agreement. For the fiscal periods ended October 31, 2002, 2001 and 2000, the Investment Adviser did not pay any fees to MLAM U.K. pursuant to this Agreement. The following entities may be considered “controlling persons” of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML&Co.

Payment of Master Trust Expenses. The Master Advisory Agreement obligates FAM to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Master Trust. FAM is also obligated to pay, or cause an affiliate to pay, the fees of all officers, Master Trust Trustees who are affiliated persons of FAM or any affiliate. The Master Trust pays, or causes to be paid, all other expenses incurred in the operation of the Portfolio and the Master Trust (except to the extent paid by FAMD), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of non-interested Master Trust Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Master Trust or the Master Portfolio. Certain accounting services are provided to the Master Trust by State Street pursuant to an agreement between State Street and the Master Trust. The Master Trust pays a fee for these services. In addition, the Master Trust reimburses FAM for the cost of certain additional accounting services.

Duration and Termination. Unless earlier terminated as described below, the Master Advisory Agreement and the Master Sub-Advisory Agreement will each remain in effect for two years from its effective date. Thereafter, each will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Master Trust or by persons or entities holding a majority of the outstanding shares of the Master Trust and (b) by a majority of the Master Trust Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Master Portfolio without penalty on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding voting securities of the Master Portfolio.

22

In connection with its consideration of the Master Advisory Agreement, the Board of the Master Trust reviewed information derived from a number of sources and covering a range of issues. The Board of the Master Trust considered the services provided to the Master Trust by FAM under the Master Advisory Agreement, as well as other services provided by FAM and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, FAM and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Master Trust. The Board also considered FAM’s costs of providing services, and the direct and indirect benefits to FAM from its relationship with the Master Trust. The benefits considered by the Board of the Master Trust included not only FAM’s compensation for investment advisory services and FAM’s profitability under the Master Advisory Agreement, but also compensation paid to FAM or its affiliates for other non-advisory services provided to the Master Trust. The Board of the Master Trust also considered FAM’s access to research services from brokers to which FAM may have allocated Master Portfolio brokerage in a “soft dollar” arrangement. In connection with its consideration of the Master Advisory Agreement, the Board of the Master Trust also compared the Master Trust’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Master Trust by FAM and its affiliates, the Board of the Master Trust concluded that the investment advisory fee rate was reasonable. The Board of the Master Trust considered whether there should be changes in the advisory fee rate or structure in order to enable the Master Trust to participate in any economies of scale that FAM may experience as a result of growth in the Master Trust’s assets.

Based on the information reviewed and the discussions, the Board of the Master Trust, including a majority of the non-interested Master Trust Trustees, concluded that the investment advisory fee rate was reasonable in relation to the services provided. The non-interested Master Trust Trustees were represented by independent counsel who assisted them in their deliberations.

Other Arrangements with Service Providers

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account (depending on the level of services required) and reimburses the Transfer Agent’s reasonable out-of-pocket expenses. In lieu of the per account fee, the Fund will pay an asset-based fee in respect of account assets for certain accounts that participate in certain fee-based programs. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

Accounting Services. The Protected Trust, on behalf of the Fund, has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. As described above, the Investment Adviser provides certain accounting services to the Fund and the Fund reimburses the Investment Adviser for the cost of these services.

As of the date of this Statement of Additional Information, the Fund has not paid any fees to State Street or the Investment Adviser for accounting services.

The Master Trust entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Master Trust. The Master Trust pays a fee for these services. Prior to January 1, 2001, FAM provided accounting services to the Master Trust at its cost and the Master Trust reimbursed FAM for these services. FAM continues to provide certain accounting services to the Master Trust and it reimburses FAM for such services.

23

The table below shows the amounts paid by the Master Trust to State Street and to FAM for the periods indicated:

Period Ended	Paid to State Street*		Paid to the Investment Adviser
For the Fiscal Year Ended October 31, 2002	$583,097		$ 53,700
Fiscal year ended October 31, 2001	$449,197	**	$178,985
December 22, 1999† to October 31, 2000	N/A		$ 81,829

*	For providing services to the Master Trust and the Corporations.
**	Represents payments pursuant to the agreement with State Street effective January 1, 2001.
†	Commencement of operations.

Distribution Expenses. The Protected Trust, on behalf of the Fund, has entered into a distribution agreement with the Distributor in connection with the offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to dealers and investors (if applicable). The Distributor also will pay for other supplementary sales literature and advertising costs (if applicable). The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Financial Guarantee Agreement. The Protected Trust, on behalf of the Fund, the Investment Adviser and Ambac have entered into a Financial Guarantee Agreement (previously defined as the “Financial Guarantee Agreement”). Pursuant to the Financial Guarantee Agreement, Ambac has issued an unconditional, irrevocable financial guarantee insurance policy (previously defined as the “Policy”). The Fund’s purchase of the Policy is intended to insure that if the Fund cannot meet its obligations under the Guarantee on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder’s account (less expenses and sales charges not covered by the Guarantee or the Policy), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (previously defined as the “Guaranteed Amount”). The Guaranteed Amount per share will equal the initial net asset value (“NAV”) per share, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. The Financial Guarantee Agreement sets forth the rights and obligations of the parties with respect to the Fund. The Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date. The Financial Guarantee Agreement, imposes certain limitations on the manner in which the Fund may be managed during the Guarantee Period. The Fund also has agreed to be bound by various covenants. If the Fund breaches these covenants, or if the Fund is not managed in accordance with the limitations in the Financial Guarantee Agreement, the Fund’s assets could be allocated to the Protection Component for the remainder of the Guarantee Period. The Fund’s assets also could be allocated to the Protection Component upon certain other non-market events.

The Investment Adviser, in managing the Fund during its Guarantee Period, directs the allocation of the Fund’s assets to the Equity and Protection Component. The types of securities that may be held in the Equity Component or the Protection Component are set forth in the Prospectus and in this Statement of Additional Information.

If the Fund or its Investment Adviser breaches the terms of the Financial Guarantee Agreement, the Fund or the Investment Adviser must cure the breach within a certain number of days as specified in the Financial Guarantee Agreement.

Ambac Assurance Corporation

Ambac Assurance Corporation, the issuer of the Policy backing the Guarantee, was incorporated on February 25, 1970 and is the principal operating subsidiary of Ambac Financial Group, Inc. (“AFG”). Ambac is a leading guarantor of public finance and structured finance obligations. Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam.

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Ambac has earned AAA ratings, the highest ratings available from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc. These ratings are an essential part of Ambac’s ability to provide credit enhancement. The address of Ambac’s administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Ambac makes no representation regarding the shares or the advisability of investing in the shares and makes no representation regarding, nor has it participated in the preparation of, this registration statement other than the information under the heading “Ambac Assurance Corporation.”

Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG, incorporated on April 29, 1991 and headquartered in New York City, is a holding company whose subsidiaries provide financial guarantees and financial services to clients in both the public and private sectors around the world. AFG is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Commission. Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission. The description of Ambac provided herein should be read in conjunction with the description relating to Ambac, its business, condition and performance and insurance regulatory matters included in AFG’s most recent Annual Report on Form 10-K and other subsequent reports filed with the Commission by AFG.

Ambac’s audited financial statements for the fiscal year ended December 31, 2001 are included in AFG’s Annual Report on Form 10-K filed with the Commission on March 26, 2002 and Ambac’s unaudited financial statements for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 are included in AFG’s quarterly reports filed on Form 10-Q with the Commission on May 13, 2002, August 14, 2002 and November 14, 2002, respectively. Ambac’s financial statements and information related thereto, as included in the foregoing documents in AFG’s Current Reports on Form 8-K filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002, as such reports relate to Ambac, and any other periodic reports filed by AFG prior to the termination of the Fund’s initial offering period relating to Ambac are incorporated herein by reference.

Code of Ethics

The Trustees and the Master Trust Trustees have each approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund, the Investment Adviser, MLAM UK and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PURCHASE OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.” Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the

25

account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Investment Adviser. Funds that use the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Fund.”

FAMD, an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

The Fund will offer its shares during an initial offering period prior to commencement of operations and will not offer its shares during the Guarantee Period. During its initial offering period, the Fund will offer its shares at $10.00 per share plus the sales charge applicable to the shares (if any). During the Post-Guarantee Period, the Fund will offer its shares at a public offering price equal to the next determined net asset value per share plus the sales charge applicable to the shares (if any). The applicable offering price for purchase orders will be based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of the net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at the day’s offering price.

The Fund or the Distributor may suspend the offering of the Fund’s shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or if an eligible investor, Class A shares. Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class D shares, the account maintenance fee. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

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The term “purchase,” as used in the Prospectuses and this Statement of Additional Information in connection with an investment in shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares during the Post-Guarantee Period of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company, FSB provides discretionary trustee services and certain collective investment trusts for which Merrill Lynch Trust Company, FSB serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, and to members of the Boards of FAM and Affiliates-Advised Funds, including the Fund, and to employees of certain selected dealers. Certain persons who acquired shares of certain FAM and Affiliates-Advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund during the Fund’s Post-Guarantee Period also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain FAM and Affiliates–Advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares — Closed-End Fund Reinvestment Options.” Shares of the Fund will not be offered during the Guarantee Period.

As of the date of this Statement of Additional Information, no sales charges have been collected on Class A and Class D shares of the Fund.

The Distributor may reallow discounts to selected securities dealers or other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers or other financial intermediaries. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class A or Class D shares issued as a result of the automatic reinvestment of dividends.

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Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

Class A and Class D shares are offered at net asset value with a waiver of the front end sales charge to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company, FSB provides discretionary trustee services.

Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value during the initial offering period and the Post-Guarantee Period, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Purchase Privilege of Certain Persons. Trustees of the Fund, members of the Boards of other FAM and Affiliates-Advised Funds, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their Trustees and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

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Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of shares must be made within 90 days after such notice.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds. Shares of the Fund that are redeemed prior to the Guarantee Maturity Date will not have the benefit of the Guarantee or the Policy.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. The Fund’s Guarantee Period ends after approximately seven years, while Class B shares of the Fund convert into Class D shares after approximately eight years. In deciding whether to buy Class B or Class C shares, shareholders should consider whether they intend to hold onto their shares (or exchange into another Merrill Lynch fund) after the Guarantee Maturity Date and whether they may need access to their investment within six years of their investment.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is $10 per share during the Fund’s initial offering period. During the Post-Guarantee Period, the public offering price of Class B and Class C shares is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Shares of the Fund that are redeemed prior to the Guarantee Maturity Date will not have the benefit of the Guarantee or the Policy. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired

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pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0 - 1	4.0%
1 - 2	4.0%
2 - 3	3.0%
3 - 4	3.0%
4 - 5	2.0%
5 - 6	1.0%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account (“IRA”) or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Investors and held at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or, the services provided by Merrill Lynch to the Plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100,

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with a $50 minimum for subsequent purchases through Blueprint. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Conversion of Class B Shares to Class D Shares. After approximately eight years (the “Conversion Period”), Class B shares of the Fund will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased though reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Contingent Deferred Sales Charges — Class C Shares

Class C shares that are redeemed within one year of purchase may be subject only to a 1% CDSC charged as a percentage of the dollar amount subject thereto. Shares of the Fund that are redeemed prior to the Guarantee Maturity Date will not have the benefit of the Guarantee or the Policy. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held.

As of the date of this Statement of Additional Information, no sales charges have been collected on Class B and Class C shares of the Fund.

Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the ongoing distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial

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advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (“NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options

Class A shares of the Fund (“Eligible Class A Shares”) are offered at net asset value to holders of common stock of certain closed-end funds advised by FAM and their affiliates who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, during the Fund’s Post-Guarantee Period, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund (“Eligible Class D Shares”), during the Fund’s Post-Guarantee Period, at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

Subject to the conditions set forth below, shares of the Fund are offered, during the Fund’s Post-Guarantee Period, at net asset value to holders of the common stock of certain FAM and Affiliates Advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund, and shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. will receive Class D shares of the Fund, except that shareholders of Merrill Lynch Municipal Strategy Fund, Inc. who already own Class A shares of the Fund may be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met.

In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor has held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

Reference is made to “Key Facts — Fees and Expenses” in the Prospectus for certain information with respect to separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

The Distribution Plan for Class B, Class C and Class D shares of the Fund each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor for providing, or arranging for the provision of, account maintenance

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activities with respect to Class B, Class C and Class D shares. Each of those classes have exclusive voting rights with respect to the Distribution Plan adopted in respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

The Distribution Plan for each of the Class B and Class C shares of the Fund each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor for providing or arranging for the provision of shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B or Class C shares through selected securities dealers or other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distributor to compensate selected securities dealers or financial intermediaries in connection with the sale of the Class B and Class C shares.

The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund. Each Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution and/or account maintenance fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly and, in connection with their deliberations as to the continuance of the Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees. Distribution-related expenses consist of Financial Advisor compensation.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

As of the date of this Statement of Additional Information, the Fund has not made any payments pursuant to its Distribution Plans.

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REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. For redemptions prior to the Guarantee Maturity Date or during the Post-Guarantee Period, the redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. Redemptions made for any reason prior to the Guarantee Maturity Date will reduce a shareholder’s Guaranteed Amount. For redemptions on the Guarantee Maturity Date, the price of your shares is based on the greater of the net asset value per share of the Fund and your Guaranteed Amount.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

The Protected Trust, on behalf of the Fund, has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

In addition, during the Post-Guarantee Period, the Trustees may authorize the Protected Trust to redeem all or any part of the outstanding shares of any class or series of the Protected Trust, including the Fund, upon written notice to shareholders.

Redemption

For a redemption request to be priced at the net asset value on the day of a request (or for redemptions on the Guarantee Maturity Date at the greater of the net asset value on that date and the shareholder’s Guaranteed Amount), the redemption order must be placed with a dealer or other financial intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Merrill Lynch and certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Redemption requests made after 4:00 p.m. (or such earlier time as may be required by your financial intermediary) on the Guarantee Maturity Date will be priced at the net asset value at the close of business on the next business day and will be priced according to market fluctuation.

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption requests may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register; and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not

34

limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

The Fund will also repurchase shares through a selected securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Generally, shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

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The net asset value of the shares of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A principal asset of the Fund will normally be its interest in its underlying Master Portfolio. The value of that interest is based on the net assets of the Master Portfolio, which are comprised of the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Master Portfolio). Expenses of the Master Portfolio, including the investment advisory fees, are accrued daily. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the applicable Investment Adviser and Distributor, are accrued daily.

The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities of the Fund that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Trustees. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are generally valued at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.

Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such periods, then these securities will be valued at their fair market value as determined in good faith by the Trustees.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Trustees, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions as they relate to the Protection Component and the allocation of brokerage. FAM, as investment adviser to the Master Portfolio, is primarily responsible for the execution of portfolio transaction at the Master Portfolio level. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund and the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Fund and the Master Portfolio do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Advisor and its clients, including the Fund and the Master Portfolio. In return for such services the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund and the Master Portfolio.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might use Fund or Master Portfolio commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund or Master Portfolio to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund or Master Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly

37

permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In addition, consistent with the Conduct Rules of the NASD and policies established by the Trustees (or the Master Trust Trustees in the case of the Master Trust) and subject to best execution, the Investment Adviser may consider sales of shares of the Fund or Master Portfolio as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund or the Master Portfolio, as applicable; however, whether or not a particular broker or dealer sells shares of the Fund or the Master Portfolio neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund or the Master Portfolio, as applicable.

The Fund and the Master Trust anticipate that their brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transactions costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund and the Master Trust will endeavor to achieve the best net results in effecting their portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

Foreign equity securities may be held by the Master Trust in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Master Portfolio are redeemable on a daily basis in U.S. dollars, the Master Trust intends to manage the Master Portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Master Trust’s portfolio strategies.

As of the date of this Statement of Additional Information, the Fund has not paid any brokerage commissions.

Information about the brokerage commissions paid by the Master Portfolio, including commissions paid to Merrill Lynch, is set forth in the following table:

Period Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
For the Fiscal Year Ended October 31, 2002	$ 845,792	$ 0
For the Fiscal Year Ended October 31, 2001	$1,035,363	$2,040
For the Period December 22, 1999 (commencement of operations) to October 31, 2000	$ 101,964	$ 0

For the fiscal year ended October 31, 2002, the brokerage commissions the Master Portfolio paid to Merrill Lynch represented 0% of the aggregate brokerage commissions paid and 0% of the Master Portfolio’s dollar amount of transactions involving payment of brokerage commissions during the year.

The Fund and the Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund or the Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Because transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund and the Master Portfolio will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund or the Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund and the Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees (or the Master Trust Trustees, as applicable) that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

38

The Master Trust and the Fund have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund or the Master Trust also may retain an affiliated entity of FAM as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund or the Master Trust, invest cash collateral received by the Fund or the Master Trust for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by FAM or its affiliates. Pursuant to that order, the Master Trust also has retained an affiliated entity of FAM as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended October 31, 2001 and October 31, 2002, that affiliated entity received $2,333 and $55,187, respectively, from the Master Portfolio in securities lending agent fees.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund or the Master Portfolio in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund or the Master Trust, as applicable, and annual statements as to aggregate compensation will be provided to the Fund or the Master Trust, as applicable.

The Trustees have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, your Merrill Lynch Financial Advisor, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time during the initial offering period by mailing a check directly to the Transfer Agent. A shareholder also may maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage

39

account or account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

The Fund does not offer the ability to exchange into the Fund during the Guarantee Period. Because the Fund is not continuously offering its shares during the Guarantee Period, if you exchange your shares of the Fund for shares of another fund you will not be able to effect an exchange back into the Fund during the Guarantee Period. In addition, your exchange will be considered a redemption and will reduce your Guaranteed Amount. Shareholders who have purchased or hold their shares of the Fund with a securities dealer or other financial intermediary other than Merrill Lynch or its affiliates may not be able to exchange Fund shares for shares of other Merrill Lynch funds. Shareholders should consult their own securities dealer or other financial intermediary to determine their eligibility to exercise the exchange privilege.

U.S. shareholders of each class of shares of the Fund generally have an exchange privilege with other Select Pricing Funds, including Class A shares of Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of certain other Select Pricing Funds.

Exchanges of Class A and Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per new Class A or Class D share, plus an amount equal to the

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difference, if any, between the sales charge previously paid on the outstanding shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, outstanding Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the outstanding Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into new Class A or Class D shares respectively, of the other Select Pricing Funds with a reduced sales charge or without a sales charge.

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to that fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. Because the Fund does not offer their shares during the Guarantee Period, shares of another Merrill Lynch fund may not be exchanged for Fund shares during the Guarantee Period. This is true even if you previously held shares of the Fund. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held their Fund’s Class B shares for two and a half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. (Any shares of the Fund exchanged for shares of another Merrill Lynch fund will not receive the benefit of the Guarantee or the Policy.) Four years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, because by “tacking” the two and a half year holding period of the Fund Class B shares to the four-year holding period for the new Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years.

Exchanges for Shares of a Money Market Fund. Class A or Class D shares of the Fund are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of other Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of other Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Because the Fund does not offer its shares during the Guarantee Period, shares of another Merrill Lynch fund may not be exchanged for Fund shares during the Guarantee Period. This is true even if you previously held shares of the Fund. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please contact Merrill Lynch Financial Advisor for further information.

Prior to October 12, 1998, exchanges from certain Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund during the initial offering period or Post-Guarantee Period will be subject to the CDSC schedule applicable to Fund shares, if any. There can be no exchanges into shares of the Fund during the Guarantee Period. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

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Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders who have purchased or hold their shares of the Fund with a securities dealer or other financial intermediary other than Merrill Lynch and its affiliates should consult such dealer or intermediary to determine their eligibility to exercise the exchange privilege. Shareholders of the Fund, and shareholders of other Select Pricing with shares for which certificates have not been issued, may exercise the exchange privilege, if eligible, by wire through their securities dealer or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to eligible U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, during the initial offering period and Post-Guarantee Period, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares of the Fund. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class of shares of a money market fund at net asset value. If shares of the Fund are redeemed or exchanged for shares of another fund, a shareholder will no longer receive the benefit of the Guarantee or the Policy with respect to those shares. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Because Fund shares are not offered during the Guarantee Period, you will not be able to avoid such Program fees by repurchasing Fund shares during that time. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Merrill Lynch may charge an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

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Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and Covendell Education Savings Accounts, may be exempt from taxation when distributed, as well. Investors considering participation in any retirement or education savings account should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Automatic Dividend Reinvestment Plan

Dividends will be automatically reinvested, without a sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may elect to have dividends or both dividends and capital gains distributions paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If dividends or distributions are paid in cash to a shareholder, they will reduce the shareholder’s Guaranteed Amount. If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

DIVIDENDS AND TAXES

Dividends

The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such investment income are paid at least annually. All net realized capital gains, if any, are distributed to the Fund’s shareholders at least annually. Shareholders may elect in writing to receive any such dividends in cash. Cash dividends will reduce your Guaranteed Amount.

For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to Class D shares. See “Pricing of Shares — Determination of Net Asset Value.” Within 60 days after the end of the Fund’s taxable year, each shareholder will receive notification summarizing the dividends he or she received that year. This notification will also indicate whether those dividends should be treated as ordinary income or long-term capital gains.

Taxes

The Fund intends to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (“shareholders”). The Fund intends to distribute substantially all of such income and gains.

Qualification of the Fund as a RIC requires, among other things, generally that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the

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taxable year, (i) at least 50% of the fair market value of its assets is represented by cash, U.S. Government securities and other stock or securities are limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the fair market value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs); and (c) the Fund distribute to its shareholders at least 90% of its net taxable investment income and short-term (but not long-term) capital gains and 90% of its net tax exempt interest income in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options, futures and warrants) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at preferential rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends, as well as any amount of capital gain dividends.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Fund will invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund receives no actual interest payments on these securities, the Fund will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under an applicable treaty. Nonresident shareholders are urged to consult their own tax advisors concerning applicability of the U.S. withholding tax.

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Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund from foreign issuers may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

References herein to the tax consequences of the Fund’s investments or activities include the investments and activities attributable to the Fund as a result of its being an investor in the Master Trust.

Tax Treatment of Options and Futures Transactions

The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options, forward foreign exchange and futures contracts held by the Fund that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such contract will be treated as sold for its fair market value on the last business day of the taxable year. Generally, unless such contract is a forward foreign exchange contract, or is a listed non-equity option or a regulated futures contract for a foreign currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments. Any net mark-to-market gains and/or gains from “constructive sales” (as described below) may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gain or loss realized by the Fund from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by the Fund from options (other than options that are Section 1256 contracts) purchased by the Fund, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Fund held the particular option for more than one year.

A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In such case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for federal income tax purposes of losses incurred in certain sales of securities and closing transactions with respect to options, futures and forward foreign exchange contracts or to treat certain long-term capital gains and certain short-term capital losses as long-term capital losses. Code Section 1259 of the Code, which deals with “constructive sale” of appreciated positions, may apply to accelerate the recognition of income for federal income tax purposes. In addition, Code Section 1260, which applies to certain “conversion transactions,” may treat all or a portion of the gain from certain transactions as ordinary income, rather than as capital gain.

Special Rules for Certain Foreign Currency Transactions

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be

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qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts” and options (other than listed non-equity options) will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rate of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due

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on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits such as foreign credits are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares, and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares, applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

Because the Fund is new it does not currently have performance information an investor may find useful.

On occasion, the Fund may compare its performance to various indices, including the Russell 1000® Index, Standard & Poor’s 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc.,

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Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its respective investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Protected Trust was organized as a business trust under Delaware law on July 15, 2002. Effective August 6, 2002 the Protected Trust changed its name from Merrill Lynch Principal Preservation Trust to Merrill Lynch Principal Protected Trust. The Fund is a separate series of the Protected Trust. Under the Agreement and Declaration of Trust that establishes the Protected Trust, the Trustees are authorized to issue beneficial interests in each series of the Protected Trust and create future series. Under the Agreement and Declaration of Trust, the Trustees may also, subject to applicable law, (i) divide the beneficial interest in each series or class thereof into shares, with or without par value as the Trustees shall determine; (ii) issue shares without limitation as to number (including fractional shares) at such time or times and on such terms as the Trustees may deem appropriate; (iii) classify or reclassify any issued shares of any series or class thereof into shares of one or more series or classes thereof; and (iv) take such other action with respect to the shares as the Trustees may deem desirable. The Fund’s shares currently are divided into Class A, Class B, Class C and Class D shares.

Subject to the distinctions permitted among classes of the same series as established by the Trustees consistent with the requirements of the Investment Company Act, each share of a series of the Protected Trust shall represent an equal beneficial interest in the net assets of such series, and each holder of shares of a series shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect to such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Protected Trust.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote except that shareholders of the classes bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenses (except that Class B shareholders may vote upon any material change to expenses charged under the Class D Distribution Plan). The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Trustees. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Delaware law. Voting rights for Trustees are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Each share of the Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related solely to one class will be borne solely by such class.

The Master Trust consists of three Portfolios, including the Master Portfolio, and is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Master Portfolio, the Protected Trust will cast its vote in proportion to the votes received by the Master Portfolio from the other shareholders who hold shares in the Master Portfolio.

48

It is anticipated that Fund Asset Management, L.P. will be the initial shareholder of the Fund. Such shares will be acquired for investment and can only be disposed of by redemption. It is expected that the Fund will bear some or all of its offering and/or organizational expenses. To the extent the organizational expenses of the Protected Trust are paid by the Protected Trust, they will be expensed and immediately charged to net asset value. See “Pricing of Shares — Determination of Net Asset Value.”

Prior to the offering of the Fund’s shares, Fund Asset Management, L.P. will be the Fund’s sole shareholder and deemed a controlling person of the Fund.

During the Post-Guarantee Period, the Fund will become a “feeder” fund that invests all of its assets in the Master Portfolio in a master/feeder structure and will not make direct investments in securities. Finally, the Board of Trustees may also cause the Fund to be liquidated or combined with another fund. Each of these actions may be taken without shareholder approval, unless otherwise required by law.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for shares of the Fund based upon a hypothetical investment of $25,000 in each class of the Fund:

	Class A	Class B		Class C		Class D
Net Assets	$25,000	$25,000		$25,000		$25,000

Number of Shares Outstanding	2,500	2,500		2,500		2,500

Net Asset Value Per Share (net assets divided
by number of shares outstanding)	$ 10.00	$ 10.00		$ 10.00		$ 10.00
Sales Charge (for Class A and Class D shares 5.25% of Offering Price (5.54% of net amount invested))*	.55	—	**	—	**	.55

Offering Price	$ 10.55	$ 10.00		$ 10.00		$ 10.55


*	Rounded to the nearest one hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” above.

Independent Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Fund and the Master Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Fund and the Master Trust, respectively. The independent auditors are responsible for auditing the annual financial statements of the Fund and the Master Trust.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund and the Master Trust.

Custodian

Brown Brothers, Harriman & Co. (“Brown Brothers” or, the “Custodian”), 40 Water Street, Boston, Massachusetts 02101, acts as the Custodian for the Fund’s assets. Brown Brothers also acts as the Custodian for the assets of the Master Portfolio. Under its contract with the Fund and the Master Trust, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund or the Master Trust to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s and the Master Trust’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s and the Master Trust’s investments.

49

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund’s transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Management of the Fund” in the Prospectus.

Policy Provider

Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, issued the Policy backing the Fund’s Guarantee.

Legal Counsel

Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel for the Protected Trust and the Fund.

Reports to Shareholders

The fiscal year end of the Fund is October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

FINANCIAL STATEMENTS

     The Master Portfolio’s audited financial statements are included in this Statement of Additional Information as Annex A.

     Ambac’s audited financial statements for the fiscal year ended December 31, 2001 are included in AFG’s Annual Report on Form 10-K filed with the Commission on March 26, 2002 and Ambac’s unaudited financial statements for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 are included in AFG’s quarterly reports filed on Form 10-Q with the Commission on May 13, 2002, August 14, 2002 and November 14, 2002, respectively. Ambac’s financial statements and information related thereto, as included in the foregoing documents in AFG’s Current Reports on Form 8-K filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002, as such reports relate to Ambac, and any other periodic reports filed by AFG prior to the termination of the Fund’s initial offering period relating to Ambac are incorporated herein by reference. See “Ambac Assurance Corporation” above. You may request a copy of the most recent Annual or Quarterly Report of AFG at no charge by calling 1-800-637-3863 between 8:00 am and 8:00 pm Eastern time on any business day.

50

                                                                October 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                   Master Large Cap Core Portfolio
                   -----------------------------------------------------------------------------------------------------------------
                                               Shares                                                                     Percent of
SECTOR             Industry                     Held                        Common Stocks                        Value    Net Assets
====================================================================================================================================

Consumer           Auto Components             230,000   Dana Corporation                                     $ 2,300,000       0.3%
Discretionary                                   95,000  +Lear Corporation                                       3,472,250       0.4
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants &        96,000   Darden Restaurants, Inc.                               1,822,080       0.2
                   Leisure                     330,000  +GTECH Holdings Corporation                             8,580,000       1.0
                                               228,000  +Harrah's Entertainment, Inc.                           9,576,000       1.1
                                               313,000  +Mandalay Resort Group                                  8,854,770       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables          594,000   American Greetings Corporation (Class A)               8,933,760       1.0
                                                66,000   Centex Corporation                                     3,001,680       0.3
                                               243,000   D.R. Horton, Inc.                                      4,682,610       0.5
                                               186,000   Fortune Brands, Inc.                                   9,311,160       1.1
                                               108,000   KB HOME                                                5,097,600       0.6
                                               123,000  +Mohawk Industries, Inc.                                6,586,650       0.8
                                                90,000   Newell Rubbermaid Inc.                                 2,917,800       0.3
                                               111,000   Pulte Corporation                                      5,097,120       0.6
                                               213,000   The Ryland Group, Inc.                                 8,860,800       1.0
                                               115,900   Whirlpool Corporation                                  5,402,099       0.6
                   -----------------------------------------------------------------------------------------------------------------
                   Leisure Equipment &         301,000   Eastman Kodak Company                                  9,917,950       1.1
                   Products                    436,800   Mattel, Inc.                                           8,019,648       0.9
                                               141,000   Polaris Industries, Inc.                               8,881,590       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Multiline Retail            537,000   Dillard's, Inc. (Class A)                              8,855,130       1.0
                                               208,000   J.C. Penney Company, Inc.                              3,962,400       0.5
                                               119,000   Wal-Mart Stores, Inc.                                  6,372,450       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail            825,000  +AutoNation, Inc.                                       8,753,250       1.0
                                               110,000  +AutoZone, Inc.                                         9,434,700       1.1
                                                53,000  +Borders Group, Inc.                                      913,190       0.1
                                                86,000  +CDW Computer Centers, Inc.                             4,559,720       0.5
                                               113,000  +Office Depot, Inc.                                     1,626,070       0.2
                                               487,000   Pier 1 Imports, Inc.                                   9,179,950       1.1
                                               147,000   Ross Stores, Inc.                                      6,151,950       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury   85,000  +Jones Apparel Group, Inc.                              2,944,400       0.3
                   Goods                       316,000   Liz Claiborne, Inc.                                    9,391,520       1.1
                                               336,000  +Reebok International Ltd.                              9,492,000       1.1
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Consumer Discretionary (Cost--$202,217,662)    202,952,297      23.2
====================================================================================================================================
Consumer Staples   Beverages                   129,000   Adolph Coors Company (Class B)                         8,833,920       1.0
                                                23,000   The Coca-Cola Company                                  1,069,040       0.1
                                               402,000   Coca-Cola Enterprises Inc.                             9,583,680       1.1
                                               350,000  +Constellation Brands, Inc. (Class A)                   8,865,500       1.0
                                               254,400   The Pepsi Bottling Group, Inc.                         6,856,080       0.8
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Drug Retailing       157,000  +Whole Foods Market, Inc.                               7,324,678       0.8
                                               411,000   Winn-Dixie Stores, Inc.                                6,173,220       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products                72,000   ConAgra, Inc.                                          1,746,000       0.2
                                               247,000  +Dean Foods Company                                     9,260,030       1.1
                                               461,000   Sara Lee Corporation                                  10,524,630       1.2
                                               836,000   Tyson Foods, Inc. (Class A)                            9,254,520       1.1
                   -----------------------------------------------------------------------------------------------------------------
                   Household Products          231,100   The Procter & Gamble Company                          20,440,795       2.3
                   -----------------------------------------------------------------------------------------------------------------
                   Tobacco                      20,000   Philip Morris Companies Inc.                             815,000       0.1
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Consumer Staples (Cost--$100,068,352)          100,747,093      11.5
====================================================================================================================================
Energy             Oil & Gas                   480,000   Exxon Mobil Corporation                               16,156,800       1.9
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Energy (Cost--$17,273,968)                      16,156,800       1.9
====================================================================================================================================
Financials         Banks                       469,000   AmSouth Bancorporation                                 9,192,400       1.0
                                               360,000   Astoria Financial Corporation                          9,424,800       1.1
                                               314,900   Bank of America Corporation                           21,980,020       2.5
                                               184,000   Banknorth Group, Inc.                                  4,263,280       0.5
                                                63,000   First Virginia Banks, Inc.                             2,358,090       0.3
                                                71,000   Golden West Financial Corporation                      4,903,260       0.6
                                               224,000   GreenPoint Financial Corp.                             9,759,680       1.1
                                               465,000   Hibernia Corporation (Class A)                         9,165,150       1.0
                                                61,000   Independence Community Bank Corp.                      1,565,870       0.2
                                               227,000   National City Corporation                              6,158,510       0.7
                                               271,000   New York Community Bancorp, Inc.                       7,869,840       0.9
                                               216,000   North Fork Bancorporation                              8,307,360       0.9
                                                89,000   Roslyn Bancorp, Inc.                                   1,473,751       0.2
                                               634,000   Sovereign Bancorp, Inc.                                8,926,720       1.0
                                               611,000   U.S. Bancorp                                          12,885,990       1.5
                                               385,000   Washington Mutual, Inc.                               13,767,600       1.6
                                                 4,000   Wells Fargo Company                                      201,880       0.0
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financials      298,000   Citigroup Inc.                                        11,011,100       1.3
                                               198,000   Countrywide Credit Industries, Inc.                    9,961,380       1.1
                                                36,000   Fannie Mae                                             2,406,960       0.3
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance                   106,000   American International Group, Inc.                     6,630,300       0.7
                                                68,000  +CNA Financial Corporation                              1,790,440       0.2
                                               285,000   Old Republic International Corporation                 8,495,850       1.0
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Financials (Cost--$167,817,716)                172,500,231      19.7
====================================================================================================================================
Health Care        Biotechnology               243,000  +Charles River Laboratories International, Inc.         8,930,250       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment &     291,000   Bausch & Lomb Incorporated                             9,050,100       1.1
                   Supplies                     54,000   DENTSPLY International Inc.                            1,993,680       0.2
                                               203,000  +Guidant Corporation                                    6,002,710       0.7
                                               308,000  +STERIS Corporation                                     8,171,240       1.0
                                                38,000  +Varian Medical Systems, Inc.                           1,832,360       0.2
                   -----------------------------------------------------------------------------------------------------------------

                                      1 & 2

                                                                October 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                   Master Large Cap Core Portfolio (concluded)
                   -----------------------------------------------------------------------------------------------------------------
                                               Shares                                                                     Percent of
SECTOR             Industry                     Held                       Common Stocks                          Value   Net Assets
====================================================================================================================================

Health Care        Health Care Providers &     240,000   Aetna Inc. (New Shares)                             $  9,672,000       1.1%
(concluded)        Services                     67,000   CIGNA Corporation                                      2,421,380       0.3
                                               398,000  +Caremark Rx, Inc.                                      7,044,600       0.8
                                               369,000  +DaVita, Inc.                                           8,844,930       1.0
                                               166,000  +Express Scripts, Inc. (Class A)                        8,993,880       1.0
                                               152,000  +Henry Schein, Inc.                                     7,625,840       0.9
                                               722,000  +Humana Inc.                                            8,793,960       1.0
                                               250,000   Omnicare, Inc.                                         5,432,500       0.6
                                               249,000  +Oxford Health Plans, Inc.                              8,854,440       1.0
                                             1,197,000  +Service Corporation International                      3,770,550       0.4
                                               276,000  +Tenet Healthcare Corporation                           7,935,000       0.9
                                               116,000   UnitedHealth Group Incorporated                       10,550,200       1.2
                                               121,000  +WellPoint Health Networks Inc.                         9,100,410       1.1
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals             182,000   Johnson & Johnson                                     10,692,500       1.2
                                                73,000   Merck & Co., Inc.                                      3,959,520       0.5
                                               394,000   Pfizer Inc.                                           12,517,380       1.4
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Health Care (Cost--$161,661,155)               162,189,430      18.6
====================================================================================================================================
Industrials        Aerospace & Defense          90,000  +L-3 Communications Holdings, Inc.                      4,230,000       0.5
                                               342,000   Raytheon Company                                      10,089,000       1.2
                   -----------------------------------------------------------------------------------------------------------------
                   Air Freight & Logistics     280,000   Ryder System, Inc.                                     6,426,000       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services &       193,000  +Apollo Group, Inc. (Class A)                           8,009,500       0.9
                   Supplies                     91,000  +Career Education Corporation                           3,650,010       0.4
                                               148,000  +CheckFree Corp.                                        2,409,440       0.3
                                               179,000   Deluxe Corporation                                     8,273,380       0.9
                                               228,000   H&R Block, Inc.                                       10,118,640       1.2
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates    741,000   General Electric Company                              18,710,250       2.1
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery                   149,000   Pentair, Inc.                                          4,922,960       0.6
                                               213,000   The Timken Company                                     3,880,860       0.4
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail                 468,000   Norfolk Southern Corporation                           9,453,600       1.1
                                               179,000   Union Pacific Corporation                             10,569,950       1.2
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Industrials (Cost--$110,745,284)               100,743,590      11.5
====================================================================================================================================
Information        Computers & Peripherals     544,000  +Dell Computer Corporation                             15,563,840       1.8
Technology                                      66,000   International Business Machines Corporation            5,210,040       0.6
                   -----------------------------------------------------------------------------------------------------------------
                   Office Electronics          671,000   IKON Office Solutions, Inc.                            4,750,680       0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductor Equipment &   177,000   Intel Corporation                                      3,062,100       0.4
                   Products
                   -----------------------------------------------------------------------------------------------------------------
                   Software                    133,000  +Electronic Arts Inc.                                   8,660,960       1.0
                                               189,000  +Intuit Inc.                                            9,812,880       1.1
                                               305,000  +Microsoft Corporation                                 16,308,350       1.9
                                               239,000  +Symantec Corporation                                   9,560,000       1.1
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Information Technology (Cost--$66,824,060)      72,928,850       8.4
====================================================================================================================================
Materials          Chemicals                   223,000   Eastman Chemical Company                               8,103,820       0.9
                                               395,000   RPM, Inc.                                              5,948,700       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Containers & Packaging      102,000   Ball Corporation                                       4,939,860       0.6
                                               498,000  +Owens-Illinois, Inc.                                   5,971,020       0.7
                                               456,000  +Pactiv Corporation                                     9,047,040       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining             681,000   United States Steel Corporation                        8,750,850       1.0
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Materials (Cost--$45,645,661)                   42,761,290       4.9
====================================================================================================================================
Telecommunication  Diversified                  53,000   Verizon Communications                                 2,001,280       0.2
Services           Telecommunication Services
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Telecommunication Services (Cost--$1,809,736)    2,001,280       0.2
====================================================================================================================================
                                                         Total Common Stocks (Cost--$874,063,594)             872,980,861      99.9
====================================================================================================================================

                                                Face
                                               Amount                 Short-Term Securities
====================================================================================================================================

                   Commercial Paper*        $2,037,000   General Motors Acceptance Corp., 1.98%
                                                         due 11/01/2002                                         2,037,000       0.2
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Securities (Cost--$2,037,000)         2,037,000       0.2
====================================================================================================================================
                   Total Investments (Cost--$876,100,594)                                                     875,017,861     100.1

                   Liabilities in Excess of Other Assets                                                       (1,313,913)     (0.1)
                                                                                                             ------------     -----
                   Net Assets                                                                                $873,703,948     100.0%
                                                                                                             ============     =====
====================================================================================================================================

*     Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
+     Non-income producing security.

      See Notes to Financial Statements.

                                      3 & 4

                                                                October 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

MASTER LARGE CAP
CORE PORTFOLIO           As of October 31, 2002
===================================================================================================================================

Assets:                  Investments, at value (including securities loaned of $137,686,623)
                         (identified cost--$876,100,594) .........................................                  $   875,017,861
                         Investments held as collateral for loaned securities, at value ..........                      142,983,200
                         Receivables:
                           Securities sold .......................................................   $ 18,288,615
                           Contributions .........................................................      2,445,167
                           Dividends .............................................................      1,062,671
                           Loaned securities .....................................................          9,373        21,805,826
                                                                                                     ------------
                         Prepaid expenses and other assets .......................................                           33,256
                                                                                                                    ---------------
                         Total assets ............................................................                    1,039,840,143
                                                                                                                    ---------------
===================================================================================================================================
Liabilities:             Collateral on securities loaned, at value ...............................                      142,983,200
                         Payables:
                           Securities purchased ..................................................     20,817,995
                           Withdrawals ...........................................................      1,832,893
                           Investment adviser ....................................................        397,115        23,048,003
                                                                                                     ------------
                         Accrued expenses and other liabilities ..................................                          104,992
                                                                                                                    ---------------
                         Total liabilities .......................................................                      166,136,195
                                                                                                                    ---------------
===================================================================================================================================
Net Assets:              Net assets ..............................................................                  $   873,703,948
                                                                                                                    ===============
===================================================================================================================================
Net Assets               Investors' capital ......................................................                  $   874,786,681
Consist of:              Unrealized depreciation on investments--net .............................                       (1,082,733)
                                                                                                                    ---------------
                         Net assets ..............................................................                  $   873,703,948
                                                                                                                    ===============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MASTER LARGE CAP
CORE PORTFOLIO           For the Year Ended October 31, 2002 (as restated, see Note 5)
===================================================================================================================================

Investment               Dividends ...............................................................                  $     8,851,171
Income:                  Securities lending--net .................................................                          137,176
                         Interest ................................................................                           39,535
                                                                                                                    ---------------
                         Total income ............................................................                        9,027,882
                                                                                                                    ---------------
===================================================================================================================================
Expenses:                Investment advisory fees ................................................   $  3,222,406
                         Accounting services .....................................................        273,184
                         Professional fees .......................................................         89,113
                         Custodian fees ..........................................................         60,649
                         Trustees' fees and expenses .............................................         22,199
                         Printing and shareholder reports ........................................          5,428
                         Pricing fees ............................................................            935
                         Other ...................................................................         12,900
                                                                                                     ------------
                         Total expenses ..........................................................                        3,686,814
                                                                                                                    ---------------
                         Investment income--net ..................................................                        5,341,068
                                                                                                                    ---------------
===================================================================================================================================
Realized &               Realized loss on investments--net .......................................                     (128,219,700)
Unrealized Gain (Loss)   Change in unrealized depreciation on investments--net ...................                       56,457,791
On Investments--Net:                                                                                                ---------------
                         Total realized and unrealized loss on investments--net ..................                      (71,761,909)
                                                                                                                    ---------------
                         Net Decrease in Net Assets Resulting from Operations ....................                  $   (66,420,841)
                                                                                                                    ===============
===================================================================================================================================

      See Notes to Financial Statements.

                                      5 & 6

                                                                October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the Year
                                                                                                            Ended October 31,
                                                                                                     ------------------------------
                                                                                                          2002              2001
MASTER LARGE CAP                                                                                     (as restated,
CORE PORTFOLIO           Increase (Decrease) in Net Assets:                                           see Note 5)
===================================================================================================================================

Operations:              Investment income--net ..................................................   $   5,341,068    $   2,041,197
                         Realized loss on investments--net .......................................    (128,219,700)     (74,626,048)
                         Change in unrealized appreciation/depreciation on investments--net ......      56,457,791       (6,840,430)
                                                                                                     -------------    -------------
                         Net decrease in net assets resulting from operations ....................     (66,420,841)     (79,425,281)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Transactions:    Proceeds from contributions .............................................     272,000,014      391,679,473
                         Fair value of net asset contributions ...................................     269,997,441               --
                         Fair value of withdrawals ...............................................     (14,709,088)     (85,683,037)
                                                                                                     -------------    -------------
                         Net increase in net assets derived from capital transactions ............     527,288,367      305,996,436
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:              Total increase in net assets ............................................     460,867,526      226,571,155
                         Beginning of year .......................................................     412,836,422      186,265,267
                                                                                                     -------------    -------------
                         End of year .............................................................   $ 873,703,948    $ 412,836,422
                                                                                                     =============    =============
===================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                      For the Period
                                                                                             For the Year Ended        December 22,
                                                                                                 October 31,             1999+ to
MASTER LARGE CAP         The following ratios have been derived                          --------------------------     October 31,
CORE PORTFOLIO           from information provided in the financial statements.             2002            2001           2000
===================================================================================================================================

Total Investment                                                                             (8.13%)             --             --
Return:**                                                                                ==========      ==========     ==========
===================================================================================================================================
Ratios to Average        Expenses, net of reimbursement ..............................         .57%            .67%          1.09%*
Net Assets:                                                                              ==========      ==========     ==========
                         Expenses ....................................................         .57%            .67%          1.17%*
                                                                                         ==========      ==========     ==========
                         Investment income (loss)--net ...............................         .83%            .59%          (.20%)*
                                                                                         ==========      ==========     ==========
===================================================================================================================================
Supplemental             Net assets, end of period (in thousands) ....................   $  873,704      $  412,836     $  186,265
Data:                                                                                    ==========      ==========     ==========
                         Portfolio turnover ..........................................      150.18%         162.28%         79.18%
                                                                                         ==========      ==========     ==========
===================================================================================================================================

 *    Annualized.
**    Total return is required to be disclosed for fiscal years beginning after
      December 15, 2000.
 +    Commencement of operations.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MASTER LARGE CAP
CORE PORTFOLIO

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap
Series Trust (the "Trust"). The Portfolio is registered under the Investment
Company Act of 1940 and is organized as a Delaware business trust. The
Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of
Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability.
The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the
Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio

                                      7 & 8

                                                                October 31, 2002

NOTES TO FINANCIAL STATEMENTS (continued)

MASTER LARGE CAP
CORE PORTFOLIO

positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through"
entity, the Portfolio pays no income dividends or capital gains distributions.
Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.
Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date.
Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S.
government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.
Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral.
Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The
Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset
Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc.
("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML
& Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, effective July 29, 2002, the Portfolio pays based upon the average daily value of the Portfolio's net assets at an annual rate of .50% of the average daily net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion.

The Portfolio has received an exemptive order from the Securities and Exchange
Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of October 31,
2002, the Portfolio lent securities with a value of $48,116,031 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors,
LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA
Advisors may, on behalf of the Portfolio, invest cash collateral received by the
Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of October 31, 2002, cash collateral of $64,342,440 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and
$78,640,760 was invested in the Merrill Lynch Premier Institutional Fund. For
the year ended October 31, 2002, QA Advisors received $55,187 in securities lending agent fees.

For the year ended October 31, 2002, the Portfolio reimbursed FAM $22,196 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of
FAM, PSI, and/or ML & Co.

For the year ended October 31, 2002, the Portfolio received a contribution of net assets with a fair value of $269,997,441 in connection with a tax-free reorganization of one of the Portfolio's feeder funds.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $1,242,078,219 and $979,843,821, respectively.

Net realized losses for the year ended October 31, 2002 and net unrealized losses as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............        $(128,219,700)        $  (1,082,733)
                                            -------------         -------------
Total ..............................        $(128,219,700)        $  (1,082,733)
                                            =============         =============
--------------------------------------------------------------------------------

As of October 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $20,169,901, of which $47,080,345 related to appreciated securities and $67,250,246 related to depreciated securities. At October 31,
2002, the aggregate cost of investments for Federal income tax purposes was
$895,187,762.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders.
Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to
$500,000,000. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage.
The Portfolio may borrow up to the maximum amount allowable under the
Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal
Funds rate plus

                                     9 & 10

                                                                October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER LARGE CAP
CORE PORTFOLIO

..50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2002.

5. Restatement:

In connection with a tax-free reorganization of one of the Portfolio's feeder funds during the year ended October 31, 2002, the Portfolio received an in-kind contribution of securities. Subsequent to the issuance of the financial statements, it was determined that the net unrealized depreciation on securities contributed as of the date of the contribution should have been included as a reduction in the net increase in net assets derived from capital transactions rather than within the Portfolio's change in unrealized
appreciation/depreciation for the year. As such, for the year ended October 31,
2002, the statements of operations and changes in net assets have been restated
to increase the change in unrealized appreciation by $54,968,880 with a corresponding decrease in net assets derived from capital transactions.
Additionally, the fair value of net asset contributions of $269,997,441 has been presented separately from proceeds from contributions on the statement of changes in net assets. This restatement had no impact on net assets or the total return previously reported by the Portfolio or on the 2002 financial statements of the Portfolio's two feeder funds: Merrill Lynch Large Cap Core Fund or
Mercury Large Cap Core Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Master Large Cap Core Portfolio
(One of the Series constituting Master Large
Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio as of October
31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the
Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Large Cap
Core Portfolio as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5, the accompanying 2002 financial statements have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 2002
(January 7, 2003 as to Note 5)

                                    11 & 12

Code #: 19130-10-02

PART C. OTHER INFORMATION

Item 23. Exhibits


Exhibit Number			Description
1	(a)	—	Declaration of Trust.(3)
	(b)	—	Certificate of Trust.(1)
	(c)	—	Certificate of Amendment of Certificate of Trust.(6)
2		—	By-Laws of Registrant.(6)
3		—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
4	(a)	—	Form of Management Agreement between the Registrant, on behalf of the Merrill Lynch Core Principal Protected Fund (the “Fund”), and Fund Asset Management, L.P. (“FAM”).*
5		—	Form of Distribution Agreement between Registrant and FAM Distributors, Inc.(6)
6		—	Not applicable.
7	(a)	—	Form of Custody Agreement between Registrant and Brown Brothers Harriman & Co., Inc.(4)
8	(a)	—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(6)
	(b)	—	Form of License Agreement relating to the use of name between Merrill Lynch & Co., Inc. and Registrant.(6)
	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(5)
	(d)(1)	—	Form of Financial Guarantee Agreement among the Registrant, on behalf of the Fund, FAM and Ambac Assurance Corporation.*
	(f)	—	Form of credit agreement between Registrant and syndicate of banks.(7)
9		—	Opinion and Consent of Counsel for Registrant.†
10	(a)	—	Consent of independent auditors for Registrant.†
	(b)	—	Consent of independent auditors for Ambac.*
	(c)	—	Consent of independent auditors for Master Large Cap Core Portfolio (the “Master Portfolio”).*
11		—	Not applicable.
12		—	Certificate of Initial Shareholders.(6)
13	(a)	—	Form of Class B Shares Distribution Plan.(6)
	(b)	—	Form of Class C Shares Distribution Plan.(6)
	(c)	—	Form of Class D Shares Distribution Plan.(6)
14	(a)	—	Not applicable.
	(b)	—	Power of Attorney for officers and Trustees of Registrant.(6)
	(c)	—	Power of Attorney for officers and Trustees of Master Large Cap Series Trust.*
15		—	Rule 18f-3 Plan.(6)
16		—	Code of Ethics.(2)

*	Filed herewith.
(1)	Incorporated by reference to the identically numbered exhibit to Registrant’s Registration Statement filed on Form N-1A filed on July 15, 2002 (File No. 333-92404).
(2)	Incorporated by reference to the identically numbered exhibit to the Post-Effective Amendment No. 2 to Mercury International Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A filed on September 12, 2000 (File No. 333-72239).
(3)	Incorporated by reference to the identically numbered exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on August 28, 2002 (File No. 333-92404).
(4)	Incorporated by reference to exhibit number 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust (File No. 811-09739) filed on January 30, 2002.
(5)	Incorporated by reference to exhibit number 8(d) to Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(6)	Incorporated by reference to the identically numbered exhibit to Registrant’s Registration Statement on Form N-1A filed on October 28, 2002 (File No. 333-92404).
(7)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO under the Securities Exchange Act of 1934 of Merrill Lynch Senior Floating Rate Fund, Inc. filed on December 14, 2000 (File No. 333-39837).
†	To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

Prior to the effective date of this Registration Statement, Merrill Lynch Principal Protected Trust (hereinafter sometimes referred to as the “Trust” or the “Registrant”) will sell shares of the Fund to FAM. Therefore, the Fund will be controlled by and under common control with FAM.

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Item 25. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (previously defined as the “Investment Company Act”), and pursuant to Sections 2, 3 and 4, of Article VII of the Registrant’s Declaration of Trust (Exhibit 1 to this Registration Statement), Sections 2, 3 and 4 of Article XI of the Registrant’s By-Laws (Exhibit 2 to this Registration Statement), and items a. and b. of Section 9 of the Registrant’s Distribution Agreement, the Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the Investment Company Act.

Article VII, Section 2 of the Registrant’s Declaration of Trust provides:

Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

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Article VII, Section 3 of the Registrant’s Declaration of Trust further provides:

Section 3. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Article VII, Section 4 of the Registrant’s Declaration of Trust further provides:

Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article XI, Section 2 of the Registrant’s By-Laws provides:

Section 2. Indemnification. Subject to the exceptions and limitation contained in Section 3 below, every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.

Article XI, Section 3 of the Registrant’s By-Laws further provides:

Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

(1) who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or

(2) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

(i) by the court or other body before which the proceeding was brought;

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(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

Article XI, Section 4 of the Registrant’s By-Laws further provides:

Section 4. Insurance, Rights Not Exclusive. The rights of indemnification herein provided may be insured against by policies maintained by the Trust on behalf of any agent, shall be severable, shall not be exclusive of or affect any other rights to which any agent may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of any agent.

Sections 9a. and 9b. of the Registrant’s Distribution Agreement further provide:

a. Each Fund shall indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), as incurred, arising by reason of any person acquiring any Shares, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that the registration statement or related prospectus and statement of additional information, as from time to time amended and supplemented, or an annual or interim report to the Fund’s shareholders, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor; provided, however, that in no case (i) is the indemnity of the Fund in favor of the Distributor and any such controlling persons to be deemed to protect such Distributor or any such controlling persons thereof against any liability to the Fund or its security holders to which the Distributor or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their obligations and duties under this Agreement; or (ii) is the Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any such controlling persons, unless the Distributor or such controlling persons, as the case may be, shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor or such controlling persons (or after the Distributor or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability that it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. Each Fund will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Fund elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Distributor or such controlling person or persons, defendant or defendants in the suit. In the event a Fund elects to assume the defense of any such suit and retain such counsel, the Distributor or such controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses, as incurred, of any additional counsel retained by them, but in case the Fund does not elect to assume the defense of any such suit, it will reimburse the Distributor or such controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses, as incurred, of any counsel retained by them. Each Fund shall promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or Directors in connection with the issuance or sale of any of the Shares.

b. The Distributor shall indemnify and hold harmless the Trust and each of its Trustees and officers, the applicable Fund, and each person, if any, who controls the Trust against any loss, liability, claim, damage or expense, as incurred, described in the foregoing indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Fund in writing by or on behalf of the Distributor for use in connection with the registration statement or related prospectus and statement of additional information, as from time to time amended, or the annual or interim reports to shareholders. In case any action shall be brought against the Trust or any person so indemnified, in respect of which indemnity may be sought against the Distributor, the Distributor shall have the rights and duties given to the Trust, and the Trust and each person so indemnified shall have the rights and duties given to the Distributor by the provisions of subsection (a) of this Section 9.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-laws and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

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Item 26. Business and Other Connections of Investment Adviser.

Fund Asset Management, L.P. (previously defined as “FAM”) also acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Strategy Series, Inc., CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc. The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc.; The Municipal Fund Accumulation Program, Inc. and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. (“ML & Co.”) is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of the Trust’s

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transfer agent Financial Data Services, Inc. (“FDS”) is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and Director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 2001 for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first paragraph of this Item 26. Mr. Doll is an officer of one or more of such companies.

Officers and partners of FAM are set forth as follows:

Name	Positions with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Investment Managers, L.P. (“MLIM”)

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President

President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001; Senior Vice President of FAM and MLIM from 1999 to 2000; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Terry K. Glenn	Executive Vice President

President, Merrill Lynch Mutual Funds; Chairman (Americas Region) and Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators, L.P.

Donald C. Burke	First Vice President	First Vice President and Treasurer of MLIM; Treasurer and Director of Senior Vice President and Treasurer of Princeton Taxation Services; Vice President of FAMD

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

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Name	Positions with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Debra W. Landsman-Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M.M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators, L.P.; Senior Vice President of Princeton Services

Mary E. Taylor	Head (Americas Region)	President and Chief Operating Officer of MLIM Canada; Vice President of ML & CO.

Gregory D. Upah	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services

Item 27. Principal Underwriters.

(a) FAM Distributors, Inc. (previously defined as “FAMD”), acts as the principal underwriter for the Registrant, Merrill Lynch Index Funds, Inc., Mercury Index Funds, Inc., Merrill Lynch Strategy Series, Inc. and Mercury Funds, Inc., for Summit Cash Reserves Fund of Financial Institutions Series Trust, and for Mercury V.I. Funds, Inc. and its affiliates act as principal underwriter for each of the open-end registered investment companies referred to in the first paragraph of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Master Basic Value Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

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(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9011.

Name	Positions and Offices with FAMD	Positions and Offices with Registrant
Terry K. Glenn	Chairman and Director	President and Trustee
Robert C. Doll	President and Director	None
Mary Taylor	Executive Vice President	None
Jerry Miller	Senior Vice President	None
Frank Salerno	Senior Vice President	None
Philip L. Kirstein	Senior Vice President, Secretary and Director	None
Charles Winters	Senior Vice President	None
Lawrence Haber	Senior Vice President and Treasurer	None

(c) Not Applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(2)	the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

(3)	the custodian of the Trust’s assets, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.

(4)	the investment adviser for the Fund, Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29. Management Services.

Other than as set forth under the captions “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

     The following undertakings relate solely to the Fund as an individual series of the Trust. Any filing, notice or other action required by the following undertakings shall be limited in all respects to the Fund, and any action taken by the Trust, on behalf of the Fund, shall be limited to the Fund and shall not require any action to be taken by any other series of the Trust. Capitalized terms used in these undertakings and not otherwise defined, have the respective meanings assigned to them in the Prospectus, which is a part of this Registration Statement.

1.	During the Guarantee Period, the Registrant hereby undertakes to mail notices to current shareholders promptly after the happening of significant events related to the insurance policy issued by Ambac under the Financial Guarantee Agreement. These significant events include (i) the termination of the Financial Guarantee Agreement; (ii) a default under the Financial Guarantee Agreement that has a material adverse effect on a shareholder’s right to receive his or her Guaranteed Amount on the Guarantee Maturity Date; (iii) the insolvency of Ambac; or (iv) a reduction in the credit rating of Ambac’s long-term debt as issued by Standard & Poor’s or Moody’s Investors Service, Inc. to BBB+ or lower or Baa1 or lower, respectively.

2.	If at any time during the Guarantee Period during which the Registrant is required to file amendments to its registration statement with respect to the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”), Ambac Financial Group (“AFG”) on behalf of Ambac (or such successors or substituted entities, as applicable) ceases to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act to include updated audited financial statements for Ambac (or any successors or substituted entities thereto), as applicable, covering the periods that would otherwise have been required by Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Fund, the consent of the independent auditors of Ambac (or such successors or substituted entities), as applicable, regarding such reports.

3.	During the Guarantee Period, the Registrant hereby undertakes to include in the Registrant’s annual and semiannual reports (with respect to the Fund) to shareholders, an offer to supply the most recent annual and/or quarterly report of AFG, or its successors to the Policy or Financial Guarantee Agreement, free of charge, upon a shareholder’s request.

4.	At such times as the Trust files an amendment to its Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”) which relates to the Fund, the Trust hereby undertakes to update its Registration Statement to incorporate by reference the annual report on Form 10-K or include the audited financial statements covering the periods that would otherwise have been required by Form 10-K for each of (i) AFG, as they relate to Ambac, (ii) Ambac’s successors to the Financial Guarantee Agreement, or (iii) any entity that is replaced or substituted for Ambac under a new financial guarantee agreement or the existing Financial Guarantee Agreement. Further, the Trust undertakes to include as an exhibit to any amendment to its Registration Statement filed under the 1933 Act, the consent of the independent auditors of AFG (or such successors or substituted entities, as applicable) regarding such reports.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 9th day of January, 2003.

MERRILL LYNCH PRINCIPAL PROTECTED TRUST (Registrant)

By:	TERRY K. GLENN*
Terry K. Glenn, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
TERRY K. GLENN*	President and Trustee (Principal Executive Officer)
Terry K. Glenn

DONALD C. BURKE* Donald C. Burke	Vice President and Treasurer (Principal Financial and Accounting Officer)

DAVID O. BEIM*	Trustee
David O. Beim

JAMES T. FLYNN*	Trustee
James T. Flynn

TODD GOODWIN*	Trustee
Todd Goodwin

GEORGE W. HOLBROOK, JR.*	Trustee
George W. Holbrook, Jr.

W. CARL KESTER*	Trustee
W. Carl Kester

KAREN P. ROBARDS*	Trustee
Karen P. Robards

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-In-Fact.

*By:	/s/ PHILLIP S. GILLESPIE	January 9, 2003
Phillip S. Gillespie, Attorney-In-Fact

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SIGNATURES

Master Large Cap Series Trust has duly caused this registration statement of Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro and State of New Jersey on the 9th day of January, 2003.

MASTER LARGE CAP SERIES TRUST

By:	TERRY K. GLENN*
Terry K. Glenn (President and Trustee)

This registration statement of Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
TERRY K. GLENN*	President and Trustee (Principal Executive Officer)
(Terry K. Glenn)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA*	Trustee
(James H. Bodurtha)

JOE GRILLS*	Trustee
(Joe Grills)

HERBERT I. LONDON*	Trustee
(Herbert I. London)

ANDRÉ F. PEROLD*	Trustee
(André F. Perold)

ROBERT S. SALOMON, JR.*	Trustee
(Robert S. Salomon, Jr.)

STEPHEN B. SWENSRUD*	Trustee
(Stephen B. Swensrud)

ROBERTA COOPER RAMO*	Trustee
(Roberta Cooper Ramo)
*	This Amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By:	/s/ PHILLIP S. GILLESPIE	January 9, 2003
(Phillip S. Gillespie, Attorney-In-Fact)

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Exhibit Index

Exhibit Number			Description
4	(a)	—	Form of Management Agreement between the Registrant, on behalf of the Fund and FAM.
8	(d)(1)	—	Form of Financial Guarantee Agreement among the Registrant, on behalf of the Fund, FAM and Ambac Assurance Corporation.
10	(b)	—	Consent of independent auditors for Ambac.
	(c)	—	Consent of independent auditors for Master Trust.
14	(c)	—	Power of Attorney for officers and Trustees of Master Trust.

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